                                  SCHEDULE 14C
                                 (RULE 14C-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
       INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant   (X)
Filed by a Party other than the Registrant   (  )

Check the appropriate box:
( )   Preliminary Information Statement        (  )   Confidential, for Use of the Commission
                                                      Only (as permitted by Rule 14a-6(e)(2))
(X)   Definitive Information Statement


--------------------------------------------------------------------------------
                               ING PARTNERS, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)   No fee required.

( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):


--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
(5)   Total fee paid:

( )   Fee paid previously with preliminary materials:

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

--------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)   Filing Party:

--------------------------------------------------------------------------------
(4)   Date Filed:

                               ING PARTNERS, INC.
                          7337 E. DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                           NOTICE TO THE SHAREHOLDERS
                                       OF
                      ING AMERICAN CENTURY SELECT PORTFOLIO
                     (FORMERLY, ING ALGER GROWTH PORTFOLIO)
                        ING OPPENHEIMER GLOBAL PORTFOLIO
                   (FORMERLY, ING MFS GLOBAL GROWTH PORTFOLIO)
                 ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO
              (FORMERLY, ING ALGER CAPITAL APPRECIATION PORTFOLIO)
             ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO
                (FORMERLY, ING ALGER AGGRESSIVE GROWTH PORTFOLIO)
                   ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO
                  (FORMERLY, ING UBS U.S. ALLOCATION PORTFOLIO)
                                       OF
                               ING PARTNERS, INC.

                                NOVEMBER 8, 2004

      This Notice is being furnished in connection with the change in the sub-advisers of ING American Century Select Portfolio (formerly, ING Alger Growth Portfolio), ING Oppenheimer Global Portfolio (formerly, ING MFS Global Growth Portfolio), ING Salomon Brothers Large Cap Growth Portfolio (formerly, ING Alger Capital Appreciation Portfolio), ING T. Rowe Price Diversified Mid Cap Growth Portfolio (formerly, ING Alger Aggressive Growth Portfolio), and ING Van Kampen Equity and Income Portfolio (formerly, ING UBS U.S. Allocation Portfolio) (each, a "Portfolio" and collectively, the "Portfolios") each a series of ING Partners, Inc. (the "Fund") that took place effective November 8, 2004. This Notice will be mailed on or about November 15, 2004. As explained in more detail below, the Board of Directors of the Fund ("Board") approved changes to the sub-advisory services provided to each Portfolio, as well as a change to each Portfolio's name and investment strategies. Specifically, the sub-advisory agreements between ING Life Insurance and Annuity Company ("ILIAC" or the "Adviser"), the Portfolios' investment adviser, and Fred Alger Management, Inc. ("Alger"), Massachusetts Financial Service Company ("MFS") and UBS Global Asset Management (US) Inc. ("UBS Global AM") (collectively, the "Former Sub-Advisers"), were terminated with respect to these Portfolios by the Board and new sub-advisers were selected. Effective November 8, 2004, American Century Investment Management, Inc. ("American Century"), OppenheimerFunds, Inc., Salomon Brothers Asset Management Inc. ("SaBAM"), T. Rowe Price Associates Inc. ("T. Rowe Price"), and Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van Kampen")

            WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                            NOT TO SEND US A PROXY.

(collectively, the "New Sub-Advisers") began providing investment sub-advisory services to ING American Century Select Portfolio (formerly, ING Alger Growth Portfolio), ING Oppenheimer Global Portfolio (formerly, ING MFS Global Growth Portfolio), ING Salomon Brothers Large Cap Growth Portfolio (formerly, ING Alger Capital Appreciation Portfolio), ING T. Rowe Price Diversified Mid Cap Growth Portfolio (formerly, ING Alger Aggressive Growth Portfolio), and ING Van Kampen Equity and Income Portfolio (formerly, ING UBS U.S. Allocation Portfolio), respectively. Effective November 8, 2004, corresponding changes to each Portfolio's principal investment strategies and certain primary benchmark changes were made to better align the Portfolios with their new respective sub-adviser's investment approach, and name changes were effected, as outlined below:

FORMER PORTFOLIO NAME                    NEW PORTFOLIO NAME
ING Alger Aggressive Growth Portfolio    ING T. Rowe Price Diversified Mid Cap
                                         Growth Portfolio

ING Alger Capital Appreciation           ING Salomon Brothers Large Cap Growth
Portfolio                                Portfolio

ING Alger Growth Portfolio               ING American Century Select Portfolio

ING MFS Global Growth Portfolio          ING Oppenheimer Global Portfolio

ING UBS U.S. Allocation Portfolio        ING Van Kampen Equity and Income
                                         Portfolio

      The Fund has obtained an exemption from the U.S. Securities and Exchange Commission ("SEC") that permits the Adviser for the Fund's various portfolios to change sub-advisers for a portfolio and to enter into new sub-advisory agreements without obtaining shareholder approval of the changes. Any such changes must be approved by a majority of the Directors who are not "interested persons" of the Fund within the meaning of that term under the Investment Company Act of 1940 ("Independent Directors"), and, as a condition of such exemption, the Adviser must furnish shareholders of the affected portfolio with certain information about the changes and the new sub-adviser. This Notice is intended to comply with that condition. The cost of preparation of this Notice is being paid by ILIAC.

The Annual Report of the Fund, including audited financial statements for the fiscal year ended December 31, 2003, was sent to shareholders on March 1, 2004. The Semi-Annual Report of the Fund, including unaudited semi-annual financial statements for the period ended June 30, 2004, was sent to shareholders on September 30, 2004. The Fund will furnish an additional copy of the Annual Report, as well as the Semi-Annual Report, to a shareholder upon request, without charge, by writing to the Fund at the following address: ING Partners, Inc., 151 Farmington Avenue, Hartford, Connecticut 06156-1277 or by calling 1-800-262-3862.

      As of October 4, 2004, the following number of shares of common stock of each Portfolio were outstanding:

ING PORTFOLIO                           ADVISER CLASS    INITIAL CLASS    SERVICE CLASS
-------------                           -------------    -------------    -------------
ING American Century Select               364,751.236      128,670.752    4,945,936.444
Portfolio (formerly, ING Alger
Growth Portfolio)

ING Oppenheimer Global Portfolio           88,484.538       64,911.658    1,411,262.152
(formerly, ING MFS Global Growth
Portfolio)

ING Salomon Brothers Large Cap          3,521,756.848          105.387          105.407
Growth Portfolio (formerly, ING
Alger Capital Appreciation
Portfolio)

ING T. Rowe Price Diversified Mid       11,655,975.05    5,280,680.286    3,989,886.129
Cap Growth Portfolio (formerly, ING
Alger Aggressive Growth Portfolio)

ING Van Kampen Equity and Income           34,057.783      134,140.283      588,342.734
Portfolio (formerly, ING UBS U.S.
Allocation Portfolio)

      The Portfolios serve as underlying mutual funds for variable annuity contracts and variable life insurance policies issued by life insurance companies ("Variable Contracts") to individuals, as well as sponsors of group pension and retirement plans. Shares of the Portfolios are also offered directly to the trustees and custodians of certain qualified retirement plans, certain investment advisers and their affiliates and other management investment companies. Accordingly, the record owners of the Portfolios' shares are the insurance company depositors of separate accounts used to fund Variable Contracts, as well as the trustees and custodians of certain qualified retirement plans, certain investment advisers and their affiliates and other management investment companies. This Notice is being sent on behalf of these record owners to the Variable Contract owners, plan sponsors and in some cases their plan participants that have an interest in the Portfolios.

      To the best of the Fund's knowledge, as of October 22, 2004, no person owned beneficially more than 5% of any class of the Portfolios, except as set forth in EXHIBIT A. To the best of the Fund's knowledge, as of October 22, 2004, no Director or officer of the Fund owned beneficially more than 1% of any class of the Portfolios.

      ILIAC is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156, and is registered with the SEC as an investment adviser. ILIAC serves as the investment adviser for every Portfolio of the Fund. As of December 31, 2003, the Adviser managed over $3.5 billion in registered investment company assets. ILIAC is an indirect, wholly owned subsidiary of ING Groep N.V. ("ING"), a global financial institution active in the fields of insurance, banking and asset management. ING's address is Strawinskylaan 2631, 1077 ZZ Amsterdam, P.O. Box 810, 1000 AV Amsterdam, Netherlands.

      Until November 8, 2004, the following entities served as sub-advisers to the Portfolios under the former sub-advisory agreements with ILIAC ("Former Sub-Advisory Agreements"), and, subject to the supervision and control of ILIAC and the Board, determined the securities to be purchased for and sold from the Portfolios.

ING PORTFOLIO                                    FORMER SUB-ADVISER
-------------------------------------------      ------------------
ING American Century Select Portfolio            Fred Alger Management, Inc.
(formerly, ING Alger Growth Portfolio)           111 Fifth Avenue
                                                 New York, New York 10003

ING Oppenheimer Global Portfolio (formerly,      Massachusetts Financial Services
ING MFS Global Growth Portfolio)                 Company
                                                 Boylston Street
                                                 Boston, Massachusetts 02116

ING Salomon Brothers Large Cap Growth            Fred Alger Management, Inc.
Portfolio (formerly, ING Alger Capital           111 Fifth Avenue
Appreciation Portfolio)                          New York, New York 10003

ING T. Rowe Price Diversified Mid Cap            Fred Alger Management, Inc.
Growth Portfolio (formerly, ING Alger            111 Fifth Avenue
Aggressive Growth Portfolio)                     New York, New York 10003

ING Van Kampen Equity and Income Portfolio       UBS Global Asset Management (US) Inc.
(formerly, ING UBS U.S. Allocation               51 West 52nd Street
Portfolio)                                       New York, New York10019-6114

      As of November 8, 2004, the following entities are serving as sub-advisers to the Portfolios under new sub-advisory agreements with ILIAC, and, subject to the supervision and control of ILIAC and the Board, determine the securities to be purchased for and sold from the Portfolios.

ING PORTFOLIO                               NEW SUB-ADVISER
--------------------------------------      ---------------
ING American Century Select Portfolio       American Century Investment Management, Inc.
(formerly, ING Alger Growth Portfolio)      4500 Main Street
                                            Kansas City, Missouri 64111

ING Oppenheimer Global Portfolio            OppenheimerFunds, Inc.
(formerly, ING MFS Global Growth            Two World Financial Center,
Portfolio)                                  225 Liberty Street, 11th Floor
                                            New York, New York 10281

ING Salomon Brothers Large Cap Growth       Salomon Brothers Asset Management Inc.
Portfolio (formerly, ING Alger Capital      399 Park Avenue
Appreciation Portfolio)                     New York, New York 10022

ING T. Rowe Price Diversified Mid Cap       T. Rowe Price Associates Inc.
Growth Portfolio (formerly, ING Alger       100 East Pratt Street
Aggressive Growth Portfolio)                Baltimore, Maryland 21202

ING Van Kampen Equity and Income            Van Kampen
Portfolio (formerly, ING UBS U.S.           1221 Avenue of the Americas
Allocation Portfolio)                       New York, New York 10020

      ING Financial Advisers, LLC, 151 Farmington Avenue, Hartford, Connecticut 06156, a subsidiary of ILIAC and an indirect, wholly-owned subsidiary of ING, serves as principal underwriter for the continuous offering of shares of the Portfolios.

      ING Funds Services, LLC, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258, provides all administrative services in support of the Portfolios and is responsible for the supervision of the Fund's other administrative service providers. ING Funds Services, LLC, is a subsidiary of ING and an affiliate of ILIAC. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the sub-administrator and assists in providing administrative services to the Portfolios.

      EXHIBIT B sets out the brokerage commissions paid by the Portfolios to affiliated brokers during the fiscal year ended December 31, 2003.

      EXHIBIT C sets out the shareholder servicing and 12b-1 fees paid to ILIAC and its affiliates during the fiscal year ended December 31, 2003.

      These services will continue to be provided to the Portfolios unless terminated by action of the Board.

                       NEW SUB-ADVISORY AGREEMENTS BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                         T. ROWE PRICE ASSOCIATES, INC.
                     SALOMON BROTHERS ASSET MANAGEMENT INC.
                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
                             OPPENHEIMERFUNDS, INC.
                   MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                               (D/B/A VAN KAMPEN)

BACKGROUND

      Since the Fund commenced operations on November 28, 1997, ILIAC has served as investment adviser to the Fund pursuant to the Investment Advisory Agreement with the Fund. The Investment Advisory Agreement for the Fund provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolios' operations, the Adviser may engage, subject to the approval of the Board and, where required, the shareholders of the Portfolios, sub-advisers to provide advisory services in relation to the Portfolios. The Adviser may delegate to the sub-advisers the duty, among other things, to formulate and implement the Portfolios' investment programs, including the duty to determine what issuers and securities will be purchased and sold for the Portfolios.

      The Investment Advisory Agreement between the Fund and ILIAC, dated August 25, 1997, as amended and restated on May 1, 2003, as amended (the "Investment Advisory Agreement") was last renewed by a majority of the Independent Directors on November 19, 2003, and was approved by a majority of the shareholders of the Fund at a special meeting of the Fund's shareholders on November 14, 2000 in connection with a change of control related to the Adviser. The Investment Advisory Agreement was most recently approved by written consent of the sole shareholder on November 8, 2004, when a new Portfolio was added to the Fund. On February 4, 2004, the Board, including a majority of the Independent Directors, approved an amendment dated May 1, 2004 to the Investment Advisory Agreement that revised the fee schedule to reduce the fees payable by the Adviser to the sub-advisers of certain other investment portfolios of the Fund and to reduce the advisory fee payable by one other portfolio.

      On November 19, 2003, the Board, including a majority of the Independent Directors, approved an amendment dated September 1, 2004 to the Investment Advisory Agreement that added four new series. On August 13, 2004, the Board, including a majority of the Independent Directors, approved an amendment dated November 8, 2004 to the Investment Advisory Agreement that added a new Portfolio, ING Oppenheimer Strategic Income Portfolio, to the Fund and lowered the sub-advisory fees to be paid by the Adviser to certain of the New Sub-Advisers.

      For the services it provides to the Portfolios under the Investment Advisory Agreement, ILIAC receives an annual fee, payable monthly. The investment advisory fees paid by the Portfolios to ILIAC during the fiscal year ended December 31, 2003 totaled $1,821,834. The following table provides the annual fee payable monthly by each of the Portfolios:

                                                                           ANNUAL
                                                                         INVESTMENT
ING PORTFOLIO                                                           ADVISORY FEE
-----------------------------------------------------------------       ------------
ING American Century Select Portfolio (formerly, ING Alger Growth           0.80%*
Portfolio)

ING Oppenheimer Global Portfolio (formerly, ING MFS Global Growth           0.60%
Portfolio)

ING Salomon Brothers Large Cap Growth Portfolio (formerly, ING              0.70%*
Alger Capital Appreciation Portfolio)

ING T. Rowe Price Diversified Mid Cap Growth Portfolio (formerly,           0.85%*
ING Alger Aggressive Growth Portfolio)

ING Van Kampen Equity and Income Portfolio (formerly, ING UBS U.S.          0.85%*
Allocation Portfolio)

* Effective December 1, 2004, Management Fees will be changed to reflect a decrease as follows: from 0.80% to 0.64% for ING American Century Select Portfolio; from 070% to 0.64% for ING Salomon Brothers Large Cap Growth Portfolio; from 0.85% to 0.64% for ING T. Rowe Price Diversified Mid Cap Growth Portfolio; and from 0.85% to 0.55% for ING Van Kampen Equity and Income Portfolio.

      Laurie M. Tillinghast, Vice President of the Fund since May 7, 2003, is a Vice President of ILIAC and was formerly a Director and President of the Fund. Michael J. Roland, Chief Financial Officer and Treasurer of the Fund since August 8, 2003, is a Vice President of ILIAC.

      In accordance with the provision for delegation of authority in the Investment Advisory Agreement, the Adviser entered into the Former Sub-Advisory Agreements with the following entities:

      FRED ALGER MANAGEMENT, INC. ("ALGER") with respect to ING American Century Select Portfolio (formerly, ING Alger Growth Portfolio), ING Salomon Brothers Large Cap Growth Portfolio (formerly, ING Alger Capital Appreciation Portfolio), and ING T. Rowe Price Diversified Mid Cap Growth Portfolio (formerly, ING Alger Aggressive Growth Portfolio), effective when the Portfolios commenced operations on December 10, 2001, May 1, 2003 and December 10, 2001, respectively. Pursuant to the Former Sub-Advisory Agreement with Alger, ILIAC delegated to Alger sub-advisory duties including responsibility for the day-to-day management of these Portfolios under the supervision of ILIAC. This Former Sub-Advisory Agreement was last approved by written consent of the sole shareholder of ING American Century Select Portfolio (formerly, ING Alger Growth Portfolio) and

ING T. Rowe Price Diversified Mid Cap Growth Portfolio (formerly, ING Alger Aggressive Growth Portfolio) dated December 10, 2001 and ING Salomon Brothers Large Cap Growth Portfolio (formerly, ING Alger Capital Appreciation Portfolio) dated May 1, 2003, in connection with the commencement of operations of the Portfolios ("Alger Agreement"). Thereafter, the Alger Agreement has been approved annually by the Board, including a majority of the Independent Directors. The Alger Agreement was most recently renewed at a meeting of the Board held on November 19, 2003, to be effective through November 30, 2004.

      MASSACHUSETTS FINANCIAL SERVICE COMPANY ("MFS") with respect to ING Oppenheimer Global Portfolio (formerly, ING MFS Global Growth Portfolio), effective when the Portfolio commenced operations on May 1, 2002. Pursuant to the Former Sub-Advisory Agreement with MFS, ILIAC delegated to MFS sub-advisory duties, including responsibility for the day-to-day management of the Portfolio under the supervision of ILIAC. This Former Sub-Advisory Agreement was last approved by written consent of the sole shareholder of the Portfolio on May 1, 2002, in connection with the commencement of operations of the Portfolio ("MFS Agreement"). Thereafter, the MFS Agreement has been approved annually by the Board, including a majority of the Independent Directors. The MFS Agreement was most recently renewed at a meeting of the Board held on November 29, 2003, to be effective through November 30, 2004.

      UBS GLOBAL ASSET MANAGEMENT (US), INC. ("UBS GLOBAL AM") with respect to ING Van Kampen Equity and Income Portfolio (formerly, UBS U.S. Allocation Portfolio), effective when the Portfolio commenced operations on December 10, 2001. Pursuant to the Former Sub-Advisory Agreement with UBS Global AM, ILIAC delegated to UBS Global AM sub-advisory duties, including responsibility for the day-to-day management of the Portfolio under the supervision of ILIAC. This Former Sub-Advisory Agreement was last approved by written consent of the sole shareholder of the Portfolio on December 10, 2001, in connection with the commencement of operations of the Portfolio ("UBS Global AM Agreement"). Thereafter, the UBS Global AM Agreement has been approved annually by the Board, including a majority of the Independent Directors. The UBS Global AM Agreement was most recently renewed at a meeting of the Board held on November 19, 2003, to be effective through November 30, 2004.

      The Board has established an Investment Review Committee (the "Committee") to review the investment aspects of each Portfolio relative to its peer group and applicable benchmark. The Committee is comprised of three Independent Directors. The principal investment aspects of a Portfolio that are considered by the Committee include portfolio performance, investment risk levels, risk-adjusted performance, adherence to its stated investment objective and consistency with investment style. The Committee also is authorized to make recommendations to the Board regarding proposed New Sub-Advisers to the Fund's portfolios.

      In advance of the Committee's meeting held on August 12, 2004, it was provided written materials in support of the proposed change in sub-advisers to the Portfolios. Among the materials provided to the Committee was a comparison of each Portfolio's absolute and relative performance with that of its respective peer groups; a discussion of the Adviser's rationale for recommending the New Sub-Advisers; extensive written materials provided by each New Sub-Adviser with respect to its proposed strategy for the Portfolios, its compliance structure and the resources it could devote to managing each Portfolio; and information with respect to the New Sub-Advisers' performance in managing funds in a style similar to that in which they proposed to manage the Portfolios. At the meeting, the Committee received presentations from the New Sub-Advisers and requested and received information regarding the capabilities of the New Sub-Advisers.

      Among other things, the Committee discussed with the Adviser the unsatisfactory performance of each Portfolio, which the Adviser identified as a factor contributing to asset outflows, exacerbating the already weak performance of the Portfolios. The Committee also discussed with the Adviser the reputation of the Former Sub-Advisers and the New Sub-Advisers in the industry. The Adviser explained to the Committee that its research indicated that the New Sub-Advisers' portfolio management teams would offer better performance than the Former Sub-Advisers. At the conclusion of the meeting, the Committee determined that they would recommend to the full Board the change in sub-advisers to the Portfolios.

      At the August 13, 2004 Board meeting, the Board received a proposal from the Adviser and a recommendation from the Committee to engage American Century, OppenheimerFunds, Inc., SaBAM, T. Rowe Price, and Van Kampen to provide sub-advisory services to ING American Century Select Portfolio (formerly, ING Alger Growth Portfolio), ING Oppenheimer Global Portfolio (formerly, ING MFS Global Growth Portfolio), ING Salomon Brothers Large Cap Growth Portfolio (formerly, ING Alger Capital Appreciation Portfolio), ING T. Rowe Price Diversified Mid Cap Growth Portfolio (formerly, ING Alger Aggressive Growth Portfolio), and ING Van Kampen Equity and Income Portfolio (formerly, ING UBS U.S. Allocation Portfolio), respectively. The Board members had each received and reviewed the materials provided to the Investment Review Committee discussed above.

      In connection with its recommendation, the Adviser proposed to enter into new sub-advisory agreements with the above-named sub-advisers ("New Sub-Advisory Agreements"). In support of its recommendation to engage these entities as sub-advisers to the Portfolios, the Adviser informed the Board of its belief that appointment of the New Sub-Advisers would facilitate the formulation and execution of investment programs for the Portfolios that would be in the best interests of the Portfolios' shareholders.

      In making its determination as to whether to engage each New Sub-Adviser, the Board considered the nature and quality of the services to be provided by each of the proposed New Sub-Advisers, taking into account information regarding the New Sub-Adviser's performance in managing similar funds; the resources the New Sub-Adviser would be able to devote to managing the relevant Portfolio; the New Sub-Adviser's compliance programs and portfolio management capability; and the proposed investment strategies and techniques that the Sub-Adviser would employ in managing the Portfolio. The Board reviewed the background and qualifications of each of the individuals employed by the New Sub-Advisers who would provide management services to the Portfolios. The Board took into consideration the Adviser's representations that the engagement of the New Sub-Advisers would create value for the Portfolios' shareholders by replacing the Former Sub-Advisers with managers that the Adviser believes will achieve better performance for the Portfolios and the reputation of the Sub-Advisers in the industry. The Board considered the sub-advisory fees to be paid to the New Sub-Advisers, and the expected impact on the profitability to the Adviser resulting from the hiring of each New Sub-Adviser.

      After considering the information provided to the Board, and the terms of the New Sub-Advisory Agreements, including the fees payable under those Agreements, the Board determined that engaging the New Sub-Advisers to provide sub-advisory services to the Portfolios is in the best interests of the Portfolios and their shareholders. At the meeting, the Board, including a majority of Independent Directors, unanimously approved the New Sub-Advisory Agreements and authorized the preparation and distribution of this Notice. In connection with each sub-advisory change, the Board also approved corresponding changes to the names of the Portfolios, changes to each Portfolio's principal investment strategies and, with respect to ING Oppenheimer Global Portfolio and ING Van Kampen Equity and Income Portfolios, changes to the primary benchmark index, to align them with their respective New Sub-Adviser's investment approach, as described more fully below.

      The New Sub-Advisory Agreements were subsequently executed by ILIAC and each New Sub-Adviser, effective as of November 8, 2004. As described in more detail below, the terms and conditions of the New Sub-Advisory Agreements are generally similar in all material respects with those of the Former Sub-Advisory Agreements except for the name of the sub-advisers, the effective date, the name of the Portfolios, and the fee schedules. The New Sub-Advisory Agreements are attached as EXHIBIT D, EXHIBIT E, EXHIBIT F, EXHIBIT G and EXHIBIT H. It should be noted that, for each Portfolio, except ING Oppenheimer Global Portfolio (formerly, ING MFS Global Growth Portfolio), there is an existing sub-advisory agreement in place between ILIAC and the New Sub-Adviser, because the New Sub-Adviser already manages other series of the Fund. For these Portfolios, the New Sub-Advisory Agreements consist of the existing sub-advisory agreements and an amendment to reflect the sub-advisory relationship with the New Sub-Advisers with respect to the Portfolios.

      As a result of the change in sub-advisers, each Portfolio's principal investment strategies were revised to more closely align them with the New Sub-Adviser's investment approach. These changes are reflected a supplement dated August 18, 2004 to the Fund's registration statement that was previously sent to shareholders. Such changes include the following:

      ING AMERICAN CENTURY SELECT PORTFOLIO (FORMERLY, ING ALGER GROWTH PORTFOLIO) continues to invest generally in equity securities of larger companies, but may also invest in securities of companies of any size. While the Portfolio will continue to pursue a growth investment style, the factors for identifying growth stocks have changed and the prospectus risk disclosure has been modified to reflect these changes.

      ING OPPENHEIMER GLOBAL PORTFOLIO (FORMERLY, ING MFS GLOBAL GROWTH PORTFOLIO) continues to invest primarily in common stocks in three "sectors" - U.S. emerging growth, foreign growth, and foreign development markets - but is no longer required to invest a specific percent of its assets in any one of these sectors. The Portfolio is expected to invest in at least three countries, one of which may be the United States. Under the former strategy the Portfolio did not invest in any particular market capitalization range, but under the new strategy the Portfolio is expected to focus investments in mid- and large-capitalization companies and will have a greater emphasis on growth stock investments than was the case under the previous strategy. The disclosure in the prospectus of the Portfolio's risks has been modified to reflect these changes. In conjunction with these changes the primary comparative benchmark for the Portfolio will be changed to the MSCI World Index.

      ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO (FORMERLY, ING ALGER CAPITAL APPRECIATION PORTFOLIO) has changed its strategy to allow the Portfolio to invest up to 80% of its assets in large capitalization companies rather than companies of any size.

      ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO (FORMERLY, ING ALGER AGGRESSIVE GROWTH PORTFOLIO) has increased the level at which it will seek to invest in equity securities of mid-size companies from 65% to 80%. The Portfolio refined its prospectus disclosure to reflect T. Rowe Price's stock selection process and modified the disclosure of the Portfolio's risks to reflect those changes.

      ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO (FORMERLY, ING UBS U.S. ALLOCATION PORTFOLIO) continues to seek long-term capital appreciation and current income, but will now have a greater focus on seeking current income. The Portfolio has changed its non-fundamental policy to invest 80% of its net assets in equity and income securities rather than U.S. securities. Additionally, the Portfolio will seek to invest at least 65% of its assets in income-producing securities. Along with the above-mentioned changes, Van Kampen will emphasize a value style of investing that seeks well-established, undervalued companies that Van Kampen believes offer a potential for income and long-term growth of capital. The Portfolio will invest up to 25% of its total assets in securities of foreign issuers and has changed its primary comparative benchmark to the Russell 1000 Value Index to better match its new style of investing.

THE FORMER SUB-ADVISORY AGREEMENTS

      Under the terms of the Former Sub-Advisory Agreements, each Former Sub-Adviser agreed to furnish the Portfolio it managed with investment advisory services in connection with a continuous investment program for the Portfolio, which was to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Fund's Prospectuses and Statement of Additional Information. Subject to the supervision and control of the Adviser, which was in turn subject to the supervision and control of the Board, each Former Sub-Adviser, in its discretion, determined and selected the securities to be purchased for and sold from the Portfolios it managed and placed orders with and gave instructions to brokers, dealers and others to cause such transactions to be executed.

      Under the terms of the Former Sub-Advisory Agreements, in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of their obligations under the Former Sub-Advisory Agreements, each Former Sub-Adviser would not be liable to the Fund or its shareholders or to the Adviser for any act or omission resulting in any loss suffered by the Fund, the Portfolios or the Portfolios' shareholders in connection with any service provided under the Former Sub-Advisory Agreements. With respect to the Former Sub-Advisory Agreement with UBS Global AM, the Adviser agreed to indemnify UBS Global AM, and its officers, directors, employees and agents against any loss or expense suffered by the Adviser or the Fund resulting from UBS Global AM's acts or omissions, except for losses or expenses resulting from UBS Global AM's willful misconduct, bad faith, gross negligence or reckless disregard of UBS Global AM's duties.

      The Adviser was responsible for payment of compensation to each Former Sub-Adviser under the Former Sub-Advisory Agreements. Compensation for the services provided under the Former Sub-Advisory Agreements was computed at and paid to each Former Sub-Adviser at an annual rate equal to the following percentages:

ING PORTFOLIO                                   FORMER ANNUAL SUB-ADVISORY FEE
--------------------------------------------    ------------------------------
American Century Select Portfolio (formerly,    0.35% on the first $500 million in assets;
ING Alger Growth Portfolio)*                    0.30% on the next $500 million in assets;
                                                0.25% on all assets over $1 billion

Oppenheimer Global Portfolio (formerly ING      0.35% on the first $500 million in assets;
MFS Global Growth Portfolio)**                  0.30% on the next $1 billion in assets;
                                                0.25% on all assets over $1.5 billion

Salomon Brothers Large Cap Growth Portfolio     0.35% on the first $500 million in assets;
(formerly, ING Alger Capital Appreciation       0.30% on the next $500 million in assets;

ING PORTFOLIO                                   FORMER ANNUAL SUB-ADVISORY FEE
-----------------------------------------       ------------------------------
Portfolio)*                                     0.25% on all assets over $1 billion

T. Rowe Price Diversified Mid Cap Growth        0.35% on the first $500 million in assets;
Portfolio (formerly, ING Alger Aggressive       0.30% on the next $500 million in assets;
Growth Portfolio)*                              0.25% on all assets over $1 billion

Van Kampen Equity and Income Portfolio          0.50% on the first $50 million in assets;
(formerly, ING UBS U.S. Allocation              0.40% on the next $50 million in assets;
Portfolio)***                                   0.35% on all assets over $100 million

* For purposes of applying the fee schedule, assets of the Fund's Portfolios that were sub-advised by Alger were combined when calculating aggregate average daily net assets under management.

** For purposes of applying the fee schedule, assets of ING affiliated Portfolios that were sub-advised by MFS were combined when calculating aggregate average daily net assets under management.

*** For purposes of applying the fee schedule, assets of the Fund's Portfolios that were sub-advised by UBS were combined when calculating aggregate average daily net assets under management.

      For its fee, each Former Sub-Adviser agreed to furnish at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the Former Sub-Advisory Agreements.

      TERM AND TERMINATION. For each Portfolio, except ING Oppenheimer Global Portfolio (formerly, ING MFS Global Growth Portfolio), the Former Sub-Advisory Agreements provided that they would remain in effect for two years from the date of the Agreements and continued annually thereafter by specific approval of the Board provided such renewal was approved by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such renewal. The MFS Agreement provided that it remains in effect for one year from the date of such Agreement, unless earlier terminated under the provisions of Section 12 of the Agreement and continued annually thereafter by specific approval of the Board, provided such renewal was approved by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such renewal.

      Each Former Sub-Advisory Agreement could be terminated at any time without penalty by a vote of the Board or by vote of a majority of outstanding voting securities of the respective Portfolio upon 60 days' prior written notice to the Former Sub-Adviser and would automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act of 1940) or upon termination of the Investment Advisory Agreement. The Former Sub-Advisory Agreements could each be terminated without penalty by the Former Sub-Adviser upon 90 days' prior notice to the Adviser. Each Former Sub-Advisory Agreement could also be terminated by the Adviser without penalty upon 120 days prior written notice, upon material breach by a respective Former Sub-Adviser of any of the representations and warranties, if such breach shall not have been cured within a 20-day period after notice of such breach, or if the Former Sub-Adviser became unable to discharge its duties and obligations under the Former Sub-Advisory Agreement.

      The Former Sub-Advisory Agreements were terminated with respect to the Portfolios by a vote of the Board, effective as of the close of business on November 7, 2004. Compensation due Alger, MFS and UBS Global under the Former Sub-Advisory Agreements was prorated to the date of termination.

      As of September 30, 2004, Alger and MFS managed assets totaling $9.3 billion and $137 billion, respectively. As of June 30, 2004 UBS Global AM managed assets totaling $129 billion.

THE NEW SUB-ADVISORY AGREEMENTS

      The terms and conditions of the New Sub-Advisory Agreements are generally the same in all material respects to those of the Former Sub-Advisory Agreements, with the exception of (1) the identity of the service providers; (2) the effective date of the New Sub-Advisory Agreement with respect to each Portfolio; (3) the initial term applicable under the Sub-Advisory Agreement with respect to each Portfolio, which will be one year; (4) the undertaking in the UBS Global AM Agreement that ILIAC to indemnify UBS Global AM, as discussed above, which has no corollary provision in the comparable New Sub-Advisory Agreement; (5) the names of the Portfolios; and (6) the fee rates.

In addition, the New Sub-Advisory Agreement with American Century, as amended, contains new provisions regarding the manner in which American Century will handle failed trades and governing proxy voting. The New Sub-Advisory Agreement with OppenheimerFunds, Inc. contains terms clarifying the scope of OppenheimerFunds, Inc.'s services with respect to pricing portfolio securities, recordkeeping and proxy voting; includes provisions that make clear the scope of the Adviser's duties with respect to excessive trading procedures and maintaining country registrations; modifies provisions governing the New Sub-Adviser's selection of broker-dealers to execute Portfolio transactions; contains a non-exclusivity provision; and includes a modified termination provision, as discussed below.

      NAME OF THE PORTFOLIOS. The New Sub-Advisory Agreements reflect a change in the name for each of the Portfolios that corresponds with their respective sub-advisory changes. Effective November 8, 2004, the names of the Portfolios changed as follows:

FORMER PORTFOLIO NAME                 NEW PORTFOLIO NAME
---------------------------           ------------------
ING Alger Aggressive Growth           ING T. Rowe Price Diversified Mid Cap

                                      Growth
ING Alger Capital Appreciation        ING Salomon Brothers Large Cap Growth
ING Alger Growth                      ING American Century Select
ING MFS Global Growth                 ING Oppenheimer Global
ING UBS U.S. Allocation               ING Van Kampen Equity and Income

      FEES. As compensation for the services rendered under the New Sub-Advisory Agreements, the Adviser, and not the Fund nor the Portfolios, pays each New Sub-Adviser a fee at an annual rate equal to the following percentages:

ING PORTFOLIO                      NEW ANNUAL SUB-ADVISORY FEE
------------------------------     ---------------------------
ING American Century Select        0.40% on the first $500 million*
                                   0.35% on the next $500 million
                                   0.30% over $1 billion

ING Oppenheimer Global             0.30% if total assets are less than or equal to $1 billion
                                   0.23% if total assets are in excess of $1 billion**

ING Salomon Brothers Large Cap     0.35% on combined assets below $500 million
Growth                             0.30% on combined assets from $500 million to $2 billion
                                   0.25% on combine assets over $2 billion***

ING T. Rowe Price Diversified      0.50% on the first $250 million
Mid Cap Growth                     0.45% on the next $500 million
                                   0.40% on assets over $750 million****

ING Van Kampen Equity and Income   0.30% on the first $250 million
                                   0.25% on the next $300 million
                                   0.20% on assets over $550 million

* The fee on the first $500 million will be reduced to 0.35% if cumulative U.S. large cap assets under management sub-advised by American Century exceed $650 million.

** Assets of the Portfolio will be combined with the assets of ING Oppenheimer Strategic Income Portfolio and ING Oppenheimer Main Street Portfolio(R) for purposes of calculating fees.

*** Assets of the Portfolio will be combined with the assets of ING Salomon Brothers Aggressive Growth Portfolio for purposes of calculating breakpoint discounts.

**** The Portfolio's assets will be combined with the assets of other portfolios sub-advised by T. Rowe Price in the Fund and ING Investors Trust for purposes of calculating a group fee waiver offered by T. Rowe Price. For aggregate assets between $750 million and $1.5 billion there will be a 5% discount, for aggregate assets between $1.5 billion and $3.0 billion there will be a 7.5% discount and for aggregate assets greater than $3.0 billion, there will be a 10% discount.

      As under the Former Sub-Advisory Agreements, for their fees, American

Century, OppenheimerFunds, Inc., SaBAM, T. Rowe Price, and Van Kampen agreed to furnish at their expense all necessary investment and management facilities, including salaries of personnel, required for them to execute their duties under the New Sub-Advisory Agreements. If the New Sub-Advisory Agreements are terminated, the payment will be prorated to the date of termination.

         The following table reflects the fees paid by ILIAC to the Former Sub-Advisers for services rendered with respect to the Portfolios for the period from January 1, 2003 to December 31, 2003, what the sub-advisory fee would have been for the same period under the New Sub-Advisory Agreements and the decrease for this time period. Since ILIAC pays the sub-advisory fee out of its advisory fee, the changes will not alter the Portfolios' expenses paid by the shareholders or otherwise impact the Portfolios' expense ratio.

                                            FEE PAID TO
                                              FORMER         FEE PAID TO        INCREASE/
ING PORTFOLIO                               SUB-ADVISER    NEW SUB-ADVISER     (DECREASE)
--------------------------------------      -----------    ---------------     ----------
ING American Century Select Portfolio       $180,401.97      $198,112.43         9.82%
(formerly, ING Alger Growth Portfolio)

ING Oppenheimer Global Portfolio            $ 32,437.37      $ 34,161.21         5.31%
(formerly, ING MFS Global Growth
Portfolio)

ING Salomon Brothers Large Cap Growth       $ 95,624.51      $ 95,624.51         0.00%
Portfolio (formerly, ING Alger Capital
Appreciation Portfolio)

ING T. Rowe Price Diversified Mid Cap       $428,850.49      $594,501.59        38.63%
Growth Portfolio (formerly, ING Alger
Aggressive Growth Portfolio)

ING Van Kampen Equity and Income            $ 86,317.36      $ 51,790.42        (40.0%)
Portfolio (formerly, ING UBS U.S.
Allocation Portfolio)

      TERM AND TERMINATION. The New Sub-Advisory Agreements are effective with respect to each Portfolio as of November 8, 2004, and will remain in effect through November 30, 2005, unless earlier terminated under the provisions of the Agreements. Like the Former Sub-Advisory Agreements, the New Sub-Advisory Agreements may each be separately terminated by a vote of the Board or by vote of a majority of outstanding voting securities of each respective Portfolio upon 60 days' prior written notice to the New Sub-Adviser and would automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act of 1940) or upon termination of the Investment Advisory Agreement. In addition, with the exception of the New Sub-Advisory Agreement for ING Oppenheimer Global Growth Portfolio (formerly, ING MFS Global Growth Portfolio) (the "Oppenheimer Agreement"), like the Former Sub-Advisory Agreements, each of the New Sub-Advisory Agreements may be terminated without penalty by the New Sub-Adviser upon 90 days' prior written notice to the Adviser.

These New Sub-Advisory Agreements may each be terminated by the Adviser without penalty upon 120 days' prior written notice, upon material breach by a respective New Sub-Adviser of any of the representations and warranties, if such breaches shall not have been cured within a 20-day period after notice of such breach, or if the New Sub-Adviser becomes unable to discharge its duties and obligations under the New Sub-Advisory Agreement.

      The Oppenheimer Agreement may be terminated by the Adviser upon 60 days' notice to OppenenheimerFunds, Inc. and the Fund. OppenheimerFunds, Inc. may terminate the Oppenheimer Agreement upon three months written notice to the Fund and ILIAC, unless the Fund or ILIAC requests additional time, not to exceed three months, to find a replacement sub-adviser. OppenheimerFunds, Inc. also may terminate upon notice to the Adviser and the Fund if ILIAC ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment services to the Fund, or in the event that the New Sub-Adviser does not receive compensation for its services under the terms of the Oppenheimer Agreement.

      Like the Former Sub-Advisory Agreements, following the expiration of their initial term, the New Sub-Advisory Agreements are annually renewable by specific approval of the Board or by a vote of a majority of the outstanding voting securities of each respective Portfolio (as defined under the Investment Company Act of 1940). In either event, such renewal is also required to be approved by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such renewal.

      As discussed in more detail below, the Board and the Adviser believe that the New Sub-Advisory Agreements are in the best interest of the Portfolios and their shareholders because of the high quality of the services expected to be provided under the New Sub-Advisory Agreements.

INFORMATION CONCERNING THE NEW SUB-ADVISERS

      AMERICAN CENTURY is located at 4500 Main Street, Kansas City, Missouri, 64111. American Century has been an investment adviser since 1958.

      American Century is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended, and was organized as a Delaware corporation in 1958. As of September 30, 2004, American Century managed approximately $89 billion in assets.

      Under the new sub-advisory arrangement between ILIAC and American Century, ING American Century Select Portfolio will be co-managed by John R. Sykora and Keith Lee. Mr. Sykora, Vice President and Senior Portfolio Manager for American Century, has been a member of the large cap growth team that manages ING American Century Select Portfolio and a similar American Century fund since

September 2002. He joined American Century in May 1994 as an Investment Analyst and became a Portfolio Manager in November 1997. Mr. Sykora is a CFA charterholder. Mr. Lee, Portfolio Manager for American Century, has been a member of the large cap growth team that manages ING American Century Select Portfolio and a similar American Century fund since October 2001. He became a Portfolio Manager in July 2003. He was an International Analyst for American Century from July 1998 to July 2000 and a Telecommunications Analyst for Galleon Management from July 2000 to September 2001. Mr. Lee is a CFA charterholder.

      The names and principal occupations of each director and principal executive officer of American Century are set forth in the table below.

NAME                                              OCCUPATION
-----------------------                           ----------
James E. Stowers, Jr.         Chairman and Director
James E. Stowers, III         Co-Chairman and Director
William M. Lyons              Director, President and Chief Executive Officer
Robert T. Jackson             Executive Vice President, Chief Financial Officer
                              and Chief Accounting Officer
Mark Mallon                   Chief Investment Officer
Robert M. Morrie              Controller
David H. Reinmiller           Chief Compliance Officer
David C. Tucker               Senior Vice President and General Counsel
Kurt C. Borgwardt             Senior Vice President
Harold Bradley                Senior Vice President
Philip N. Davidson            Senior Vice President
Glenn A. Fogle                Senior Vice President
Robert V. Gahagan             Senior Vice President
Steven Klein                  Senior Vice President
Mark S. Kopinski              Senior Vice President
John A. Lopez                 Senior Vice President
G. David MacEwen              Senior Vice President
Mark Mallon                   Senior Vice President
William Martin                Senior Vice President
Steven Permut                 Senior Vice President
John C. Schniedwind Jr.       Senior Vice President
Henrik Strabo                 Senior Vice President
Jeff Tyler                    Senior Vice President

      The principal business address of each director and principal executive officer, as it relates to his or her duties, is 4500 Main Street, Kansas City, Missouri, 64111. No Directors or officers of the Fund are employees, officers, directors or shareholders of American Century.

      American Century acts as an investment adviser to another registered investment company, which has an investment objective and program similar to the objective of the Portfolio ("Comparable American Century Fund"). The following chart lists the net assets of the Comparable American Century Fund as of December 31, 2003 as well as the current advisory fee rate payable to American Century for the class of shares available to retail investors.

                                      TOTAL NET ASSETS
NAME OF COMPARABLE FUND                 (IN MILLIONS)          ADVISORY FEE RATE
----------------------------            -------------          -----------------
American Century Select Fund               $4,277                     1.00%*

* Based on assets during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease.

      OPPENHEIMERFUNDS, INC. is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281. OppenheimerFunds, Inc. has operated as an investment adviser since January 1960.

      OppenheimerFunds, Inc. is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended, and was organized as a Colorado corporation in 1987. As of September 30, 2004, OppenheimerFunds, Inc. managed approximately $155 billion in assets.

      Under the new sub-advisory arrangement between ILIAC and OppenheimerFunds, Inc., ING Oppenheimer Global Portfolio will be managed by William L. Wilby and Rajeev Bhaman. Mr. Wilby is a Senior Vice President and Senior Investment Officer, Director of Equities for OppenheimerFunds, Inc. He also serves as an officer and portfolio manager for other funds managed by OppenheimerFunds, Inc. Mr. Wilby joined OppenheimerFunds, Inc. in 1991. Mr. Bhaman is a Vice President of OppenheimerFunds, Inc. and portfolio manager of other funds managed by OppenheimerFunds, Inc. Prior to joining OppenheimerFunds, Inc. in 1996, Mr. Bhaman was employed by Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales.

      The names and principal occupations of each director and principal executive officer of OppenheimerFunds, Inc. are set forth in the table below.

NAME                         OCCUPATION
----------------             ----------
John V. Murphy               Chairman of the Board, President, Chief Executive
                             Officer and Director
Andrew Ruotolo               Executive Vice President and Director
Kurt Wolfgruber              Executive Vice President, Chief Investment Officer
                             and Director
Craig P. Dinsell             Executive Vice President
David Pfeffer                Senior Vice President and Chief Financial Officer
James H. Ruff                Executive Vice President
Mark Vandehey                Senior Vice President and Chief Compliance Officer
Brian W. Wixted              Senior Vice President and Treasurer
Robert G. Zack               Executive Vice President and General Counsel

      The principal business address of each director and principal executive officer, as it relates to his or her duties, is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10080. No Directors or officers of the Fund are employees, officers, directors or shareholders of OppenheimerFunds, Inc.

      OppenheimerFunds, Inc. acts as an investment adviser to another registered investment company, which has an investment objective and program similar to the objective of the Portfolio ("Comparable OppenheimerFunds Fund").

      The following chart lists the net assets of the Comparable
OppenheimerFunds Fund as of December 31, 2003 as well as the current advisory fee rate payable to OppenheimerFunds, Inc.

                                TOTAL NET ASSETS
NAME OF COMPARABLE FUND           (IN MILLIONS)    ADVISORY FEE RATE
-----------------------           -------------    -----------------
Oppenheimer Global Fund             $9,752.3       0.80% of the first $250 million
                                                   0.77% of the next $250 million
                                                   0.75% of the next $500 million
                                                   0.69% of the next $1 billion
                                                   0.67% of the next $1.5 billion
                                                   0.65% of the next $2.5 billion
                                                   0.63% thereafter

      SABAM, located at 399 Park Avenue, New York, New York 10022, is an indirect, wholly-owned subsidiary of Citigroup, Inc. ("Citigroup"). SaBAM was established in 1987 and together with its affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and securities trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

      SaBAM is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended, and was organized as a Delaware corporation in 1987. As of September 30, 2004, SaBAM managed approximately $78.3 billion in assets.

      Under the new sub-advisory arrangement between ILIAC and SaBAM, Alan Blake will have primary responsibility for the day-to-day management of ING Salomon Brothers Large Cap Growth Portfolio. Mr. Blake is a Managing Director and Senior Portfolio Manager and has been with SaBAM or its affiliates since 1991. He has more than 24 years of securities business experience.

      The names and principal occupations of each director and principal executive officer of SaBAM are set forth in the table below.

        NAME                            OCCUPATION
        ----                            ----------
Michael Evan                     Director
Evan L. Merberg                  Director
Peter J. Wilby                   Director
Michael S. Rosenbaum             General Counsel
Jeffrey S. Scott                 Chief Compliance Officer

      The principal business address of each director and principal executive officer, as it relates to his or her duties, is 399 Park Avenue, New York, New York 10022. No Directors or officers of the Fund are employees, officers, directors or shareholders of SaBAM.

      SaBAM acts as an investment adviser to another registered investment company, which has an investment objective and program similar to the objective of the Portfolio ("Comparable SaBAM Fund"). The following chart lists the net assets of the Comparable SaBAM Fund as of December 31, 2003 as well as the current advisory fee rate payable to SaBAM.

                               TOTAL NET ASSETS
NAME OF COMPARABLE FUND          (IN MILLIONS)    ADVISORY FEE RATE
--------------------------       -------------    -----------------
Smith Barney Large               $4,906.8         0.75% of average daily net assets
Capitalization Growth Fund

      T. ROWE PRICE, located at 100 East Pratt Street, Baltimore, MD 21202, is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price has been engaged in the investment management business since 1937.

      T. Rowe Price is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended, and was organized as a Maryland corporation in 1937. T. Rowe Price and its affiliates managed over $212 billion as of September 30, 2004, for individual and institutional investors, retirement plans and financial intermediaries.

      Under the new sub-advisory arrangement between ILIAC and T. Rowe Price, ING T. Rowe Price Diversified Mid Cap Growth Portfolio will be managed by an investment advisory committee. The committee chairman, Donald J. Peters, has day-to-day responsibility for managing the T. Rowe Price Diversified Mid Cap Growth Portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Peters is a Vice President of T. Rowe Price and has been managing investments since joining T. Rowe Price in 1993.

      The names and principal occupations of each director and principal executive officer of T. Rowe Price are set forth in the table below.

NAME                          OCCUPATION
-------------------           ----------
Edward C. Bernard             Director
James A. C. Kennedy           Director
Mary J. Miller                Director
James S. Riepe                Director and Vice President
George A. Roche               Director and President
David J. L. Warren            Director
Brian C. Rogers               Director and Chief Investment Officer
Kenneth V. Moreland           Chief Financial Officer and Vice President
John R. Gilner                Chief Compliance Officer and Vice President

      The principal business address of each director and principal executive officer, as it relates to his or her duties is 100 East Pratt Street, Baltimore, MD 21202. No Directors or officers of the Fund are employees, officers, directors or shareholders of T. Rowe Price.

      T. Rowe Price acts as an investment adviser to three other registered investment companies, which have investment objectives and programs similar to the objective of the Portfolio ("Comparable T. Rowe Price Funds"). The following chart lists the net assets of the Comparable T. Rowe Price Funds as of December 31, 2003 as well as the current advisory fee rate payable to T. Rowe Price.

                                 TOTAL NET
                                  ASSETS
NAME OF COMPARABLE FUND        (IN MILLIONS)  ADVISORY FEE RATE
-----------------------        -------------  -----------------
Advanced Capital I Equity         $161.7      0.20% on the first $100 million of
Growth Fund                       million     average daily net assets
                                              0.15% on average daily net assets over
                                              $100 million

Lincoln Variable Insurance        $269.0      0.50% on the first $20 million of
Products Trust Aggressive         million     average daily net assets
Growth Fund                                   0.45% on average daily net assets over
                                              $250 million

T. Rowe Price Diversified         $ 34.0      0.35% individual fee
Mid Cap Growth Fund               million     0.32% group fee
                                              0.67% management fee*

* The total reflects only investment management fees and do not include shareholder service, custodial, accounting, legal and audit fees; costs of preparing prospectuses and reports sent to shareholders, registration fees and expenses, proxy and annual meeting expenses or director/trustee fees and expenses. T. Rowe Price is paid a management fee consisting of two components: a "group" fee and an "individual" fund fee. The group fee, which is designed to reflect the benefits of shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe

      Price funds (except the T. Rowe Price Index Trust, T. Rowe Price Spectrum Funds, and any institutional, index or private label mutual funds). Each fund pays a portion of the group fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds. Each fund also pays a flat individual fund fee based on its assets.

      VAN KAMPEN, located at 1221 Avenue of the Americas, New York, New York 10020, is a wholly-owned subsidiary of Morgan Stanley, a global securities firm engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

      Van Kampen is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended, and was organized as a Delaware corporation. Van Kampen, together with its affiliated asset management companies, had approximately $402.8 billion in assets under management as of September 30, 2004.

      Under the new sub-advisory arrangement, the equity portion of ING Van Kampen Equity and Income Portfolio will be managed by Van Kampen's Equity Income Team. The fixed income portion of the Van Kampen Equity and Income Portfolio will be managed by Van Kampen's Taxable Fixed Income Team. Each team is made up of established investment professionals. Current members of the Equity Income Team include James A. Gilligan, James O. Roeder, Thomas Bastian, Sergio Marcheli, and Vincent E. Vizachero. Current members of the Fixed Income Team include W. David Armstrong, J. David Germany, Steven K. Kreider, Scott F. Richard, Roberto Sella and David S. Horowitz. The composition of each team may change without notice from time to time.

      The names and principal occupations of each director and principal executive officer of Van Kampen are set forth in the table below.

NAME                                             OCCUPATION
----                                             ----------
Mitchell M. Merin            Director, President and Chief Executive Officer
Carsten Otto                 Executive Director and U.S. Director of Compliance
Ronald E. Robinson           Principal Executive Officer
Barry Fink                   Managing Director and General Counsel
Alexander C. Frank           Managing Director and Treasurer
Rajesh K. Gupta              Managing Director and Chief Administrative Officer
Joseph J. McAlinden          Managing Director and Chief Investment Officer

      The principal business address of each director and principal executive officer, as it relates to his or her duties, is 1221 Avenue of the Americas, New York, New York 10020. No Directors or officers of the Fund are employees, officers, directors or shareholders of Van Kampen.

      Van Kampen acts as an investment adviser to another registered investment company, which has an investment objective and program similar to the objective of the Portfolio ("Comparable Van Kampen Fund"). The following chart lists the net assets of the Comparable Van Kampen Fund as of December 31, 2003 as well as the current advisory fee rate payable to Van Kampen.

                                TOTAL NET ASSETS
NAME OF COMPARABLE FUND           (IN MILLIONS)    ADVISORY FEE RATE
                                  -------------    -----------------
Van Kampen Equity and Income        $11,055.1      0.50% on the first $150 million
Fund                                               0.45% on the next $100 million
                                                   0.40% on the next $100 million
                                                   0.35% in excess of $350 million

EVALUATION OF THE NEW SUB-ADVISORY AGREEMENT BY THE BOARD OF DIRECTORS

      At a Board meeting held on August 13, 2004, the Independent Directors unanimously approved the New Sub-Advisory Agreements.

      In evaluating the New Sub-Advisory Agreements, the Board received information and reviewed materials furnished by the Adviser, including information about the Former Sub-Advisers' operations and management of the Portfolios and the New Sub-Advisers' operations and anticipated management of the Portfolios.

      Consideration was given to the Adviser's report to the Board regarding the Adviser's expectations as to the nature and quality of advisory services to be provided by the New Sub-Advisers and the experience and qualifications of members of each New Sub-Adviser's portfolio management team. The Board also considered that the terms of the New Sub-Advisory Agreements would remain the same in all material respects as those of the Former Sub-Advisory Agreements, except as discussed above.

      Based on the Board's review and their evaluation of the materials they received, and in consideration of all factors deemed relevant to them, the Board determined that the Adviser's engagement of American Century, OppenheimerFunds, Inc., SaBAM, T. Rowe Price, and Van Kampen as sub-advisers to the Portfolios would likely offer the Portfolios access to highly effective management and advisory services and capabilities. The Board concluded further that the terms of the New Sub-Advisory Agreements, including the fees contemplated thereby, are fair and reasonable and in the best interests of the Portfolios and their shareholders.

                                    EXHIBIT A

                       BENEFICIAL OWNERS OF THE PORTFOLIOS

           BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF A PORTFOLIO
                             AS OF NOVEMBER 8, 2004

                                                    PERCENT OF CLASS     PERCENT
PORTFOLIO NAME AND        NAME AND ADDRESS OF          AND TYPE OF         OF
CLASS                         SHAREHOLDER               OWNERSHIP       PORTFOLIO
------------------            -----------               ---------       ---------
ING Alger             Space Gateway Support, Inc.        12.28%,           6.84%
Aggressive Growth     Gae Millerberg                Beneficial Owner
Portfolio, Adviser    860 East 4500 South
Class                 Salt Lake City, UT 84107

ING Alger             Societe Generale                   12.09%,           6.73%
Aggressive Growth     Mark Moynahan                 Beneficial Owner
Portfolio, Adviser    1221 Ave Of The Americas
Class                 New York, NY 10020

ING Alger             State Of Kansas Def Comp           49.42%,          12.47%
Aggressive Growth     Plan                          Beneficial Owner
Portfolio, Initial    212 SW 8th Ave Ste 100
Class                 Topeka, KS 66603

ING Alger             City Of Kansas City Missouri       12.41%,           3.13%
Aggressive Growth     Attn: Rick Boersma            Beneficial Owner
Portfolio, Initial    414 E 12th St Kansas
Class                 City, MO 64106

ING Alger             City Of San Jose                   10.97%,           2.77%
Aggressive Growth     Dorothy Atchison ING          Beneficial Owner
Portfolio, Initial    151 Farmington Ave
Class                 Hartford, CT 06156

ING Alger             State Of Maine                     5.10%,           1.29%
Aggressive Growth     Employee Health &             Beneficial Owner
Portfolio, Initial    Benefits
Class                 Attn Terry Meehan
                      114 State House St A
                      Augusta, ME 04333

ING Alger             Trustees Of The City &             52.72%,           9.87%
Aggressive Growth     County Dept Of Budget &       Beneficial Owner
Portfolio, Service    Fiscal Serv Of Honolulu
Class                 530 S King St Rm 208
                      Honolulu, HI 96813

ING Alger Capital     Societe Generale                   11.24%,          11.24%
Appreciation          Mark Moynahan                 Beneficial Owner
Portfolio, Adviser    1221 Ave Of The Americas
Class                 New York, NY 10020

                                                    PERCENT OF CLASS     PERCENT
PORTFOLIO NAME AND    NAME AND ADDRESS OF              AND TYPE OF         OF
CLASS                 SHAREHOLDER                       OWNERSHIP       PORTFOLIO
------------------    -----------                       ---------       ---------
ING Alger Capital     Three Rivers Aluminum               7.04%,           7.04%
Appreciation          Company                       Beneficial Owner
Portfolio, Adviser    Tracey L. Frazier
Class                 71 Progress Avenue
                      Cranberry
                      Twship, PA 16066

ING Alger Growth      Societe Generale                   28.02%,          25.47%
Portfolio, Adviser    Mark Moynahan                 Beneficial Owner
Class                 1221 Ave Of The Americas
                      New York, NY 10020

ING Alger Growth      Kyla M. Keck, CEBS, QPA,            9.66%,           8.79%
Portfolio, Adviser    QKA                           Beneficial Owner
Class                 Macy Montgomery
                      St. Mary's Health System
                      900 E. Oak Hill Avenue
                      Knoxville, TN 37917

ING Alger Growth      Lee Davis Medical                  19.46%,           0.46%
Portfolio, Initial    Associates, PC                Beneficial Owner
Class                 Yvonne Childers
                      7041 Lee Park Road
                      Mechanicsville, VA 23111

ING Alger Growth      Detroit Switch, Inc.                18.78%,           0.44%
Portfolio, Initial    Greg Stein                    Beneficial Owner
Class                 1025-33 Beaver Avenue
                      Pittsburgh, PA 15233

ING Alger Growth      Trs Of Aurora Technology Inc       12.00%,           0.28%
Portfolio, Initial    401k PSP                      Beneficial Owner
Class                 Attn: Dina Stultz
                      19 Industrial Dr
                      Pacific, MO 63069

ING Alger Growth      CMT Sporting Goods Co., Inc.        9.16%,           0.22%
Portfolio, Initial    Cary Mangus                   Beneficial Owner
Class                 3473 Brandon Ave Sw
                      Roannoke, VA 24018

ING MFS Global        SKD Automotive Group, L.P.         36.02%,           5.55%
Growth Portfolio,     Ross Pechta                   Beneficial Owner
Adviser Class         SKD - Jonesville Division
                      260 Gaige St
                      Jonesville, MI 49250

ING MFS Global        National Material, L.P.            14.52%,           2.24%
Growth Portfolio,     Jeanette Lipecki              Beneficial Owner
Adviser Class         1965 Pratt Boulevard
                      Elk Grove Village,
                      IL 60007

                                                    PERCENT OF CLASS     PERCENT
PORTFOLIO NAME AND      NAME AND ADDRESS OF            AND TYPE OF         OF
      CLASS                 SHAREHOLDER                 OWNERSHIP       PORTFOLIO
------------------          -----------                 ---------       ---------
ING MFS Global        Trs Of Putnam Automotive           10.39%,           1.60%
Growth Portfolio,     401k Plan                     Beneficial Owner
Adviser Class         Attn: Kathy Soler
                      3 California Dr
                      Burlingame, CA 94010

ING MFS Global        Trs Of Putnam Buick Inc             9.13%,           1.41%
Growth Portfolio,     DBA Putnam Pontiac            Beneficial Owner
Adviser Class         Attn: Kathy Soler
                      3 California Street
                      Burlingame, CA 94010

ING MFS Global        Trs Of Katonah Medical Grp          7.11%,           1.09%
Growth Portfolio,     Pc Incentive                  Beneficial Owner
Adviser Class         Attn: Richard Amodeo
                      111 Bedford Road
                      Katonah, NY 10536

ING MFS Global        Trs Of J & M Motors Inc             6.27%,           0.97%
Growth Portfolio,     DBA Putnam Toyota             Beneficial Owner
Adviser Class         Attn: Kathy Soler
                      3 California Street
                      Burlingame, CA 94010

ING MFS Global        Diane Grimshaw                      6.71%,           0.76%
Growth Portfolio,     Whc 71 Box 98                    Shareholder
Initial Class         Taos, NM 87571

ING MFS Global        Levin Management                   16.67%,           5.90%
Growth Portfolio,     Corporation                   Beneficial Owner
Service Class         Harold J. Harris
                      P.O. Box 326
                      Plainfield, NJ 07061

ING UBS U.S.          Trs Of Total Community             88.30%,           3.97%
Allocation            Action Inc                    Beneficial Owner
Portfolio, Adviser    Attn: Florence Hebert
Class                 1420 S Jefferson Pkwy
                      New Orleans, LA 70125

ING UBS U.S.          Trs Of Lowitt Metrodial             5.68%,           0.26%
Allocation            Retirement Plan               Beneficial Owner
Portfolio, Adviser    Attn: Lynne Garfield
Class                 25 Bethpage Road
                      Hicksville, NY 11801

ING UBS U.S.          Fiesta Mart, Inc.                  33.98%,           4.86%
Allocation            Monica Albarran               Beneficial Owner
Portfolio, Initial    Albarran
Class                 5235 Katy Freeway
                      Houston, TX 77007

                                                    PERCENT OF CLASS     PERCENT
PORTFOLIO NAME AND    NAME AND ADDRESS OF              AND TYPE OF         OF
CLASS                 SHAREHOLDER                       OWNERSHIP       PORTFOLIO
------------------    -----------                       ---------       ---------
ING UBS U.S.          Belz Hotel Group, LLC              10.34%,           1.48%
Allocation            5118 Park Avenue - Suite      Beneficial Owner
Portfolio, Initial    245
Class                 Memphis, TN 38117

ING UBS U.S.          Champion Elevators, Inc.            9.54%,           1.36%
Allocation            Karen Kliesing                Beneficial Owner
Portfolio, Initial    8400 Villa Drive
Class                 Houston, TX 77061

ING UBS U.S.          Trs Of Feldman Bros Elect           5.23%,           0.75%
Allocation            Supply Co PSP                 Beneficial Owner
Portfolio, Initial    Attn: Charles Feldman
Class                 610 East 32nd St
                      Paterson, NJ 07513

ING UBS U.S.          Trek Diagnostic Systems,            5.15%,           0.74%
Allocation            Inc.                          Beneficial Owner
Portfolio, Initial    Ms. Joan M. Ronsky
Class                 982 Keynote Circle -
                      Suite 6
                      Cleveland, OH 44131

ING UBS U.S.          Societe Generale                   16.44%,          12.69%
Allocation            Mark Moynahan                 Beneficial Owner
Portfolio, Service    1221 Ave Of The Americas
Class                 New York, NY 10020

ING UBS U.S.          Epix Plan                          10.39%,           8.02%
Allocation            Sheryl Southwick              Beneficial Owner
Portfolio, Service    600 301 Boulevard West
Class                 Bradenton, FL 34205


ING UBS U.S.          SG Cowen Securities Corp            9.15%,           7.07%
Allocation            Deborah Virella               Beneficial Owner
Portfolio, Service    1221 Avenue Of The
Class                 Americas
                      New York, NY 10020

ING UBS U.S.          Three Rivers Aluminum               8.70%,           6.72%
Allocation            Company                       Beneficial Owner
Portfolio, Service    Tracey L. Frazier
Class                 71 Progress Avenue
                      Cranberry
                      Twship, PA 16066

ING UBS U.S.          Polytop Corporation                 6.99%,           5.40%
Allocation            Michelle M Jackson            Beneficial Owner
Portfolio, Service    110 Graham Drive
Class                 Slatersville, RI 02876

ING UBS U.S.          Epix Holdings                       6.34%,           4.90%
Allocation            Corporation                   Beneficial Owner
Portfolio, Service    Sheryl Southwick
Class                 600 301 Boulevard West
                      Bradenton, FL 34205

                                    EXHIBIT B

                              BROKERAGE COMMISSIONS
                                     PAID TO
                               AFFILIATED BROKERS

For the fiscal year ended December 31, 2003, the amount of affiliated brokerage commissions paid by the Portfolios were as follows:

                                                     BROKERAGE         % OF AGGREGATE
PORTFOLIO                  NAME OF BROKER         COMMISSIONS PAID       COMMISSIONS
---------                  --------------         ----------------     --------------
ING T. Rowe Price          Fred Alger & Co.,          $452,261              47.3%
Diversified Mid Cap        Inc.
Growth Portfolio
(formerly, ING Alger
Aggressive Growth)

ING Salomon Brothers       Fred Alger & Co.,          $ 80,108             47.97%
Large Cap Growth           Inc.
Portfolio (formerly, ING
Alger Capital
Appreciation)

ING American Century       Fred Alger & Co.,          $221,794             74.21%
Select Portfolio           Inc.
(formerly, ING Alger
Growth Portfolio)

Fred Alger and Co., Inc. is an affiliate of Fred Alger Management, Inc., the sub-adviser to Alger Aggressive Growth, Alger Capital Appreciation and Alger Growth Portfolios.

                                    EXHIBIT C

                    RULE 12B-1 AND SHAREHOLDER SERVICING FEES
            PAID BY THE PORTFOLIOS TO THE ADVISER AND ITS AFFILIATES

For the fiscal year ended December 31, 2003, the amount of shareholder servicing and 12b-1 fees paid by the Portfolios were as follows:

                                                          12B-1       SHAREHOLDER
                                                           FEES        SERVICING
PORTFOLIO AND CLASS                                        PAID        FEES PAID
-------------------                                        ----        ---------
ADVISER CLASS

ING T. Rowe Price Diversified Mid Cap Growth            $ 220,854      $ 220,854
Portfolio (formerly, ING Alger Aggressive Growth)

ING Salomon Brothers Large Cap Growth Portfolio         $  68,299      $  68,299
(formerly, ING Alger Capital Appreciation)

ING American Century Select Portfolio (formerly, ING    $ 119,686      $ 119,686
Alger Growth Portfolio)

ING Oppenheimer Global Portfolio (formerly, ING MFS     $   1,756      $   1,756
Global Growth Portfolio)

ING Van Kampen Equity and Income Portfolio (formerly,   $     205      $     205
ING UBS U.S. Allocation Portfolio)

SERVICE CLASS

ING T. Rowe Price Diversified Mid Cap Growth               N/A         $  38,500
Portfolio (formerly, ING Alger Aggressive Growth)

ING Salomon Brothers Large Cap Growth Portfolio            N/A         $       2
(formerly, ING Alger Capital Appreciation)

ING American Century Select Portfolio (formerly, ING       N/A         $   3,359
Alger Growth Portfolio)

ING Oppenheimer Global Portfolio (formerly, ING MFS        N/A         $  26,106
Global Growth Portfolio)

ING Van Kampen Equity and Income Portfolio (formerly,      N/A         $  38,107
ING UBS U.S. Allocation Portfolio)

                          ADMINISTRATIVE SERVICES FEES
            PAID BY THE PORTFOLIOS TO THE ADVISER AND ITS AFFILIATES

For the fiscal year ended December 31, 2003, the amount of administrative services fees paid by the Portfolios were as follows:

                                                FEE RECEIVED BY      FEE RECEIVED
                                                     ILIAC              BY IFS
                                                     -----              ------
ING T. Rowe Price Diversified Mid Cap               $199,752           $ 38,229
Growth Portfolio (formerly, ING Alger
Aggressive Growth)

ING Salomon Brothers Large Cap Growth               $ 44,962           $  9,681
Portfolio (formerly, ING Alger Capital
Appreciation)

ING American Century Select Portfolio               $ 85,920           $ 13,136
(formerly, ING Alger Growth Portfolio)

ING Oppenheimer Global Portfolio (formerly,         $ 58,243           $ 10,080
ING MFS Global Growth Portfolio)

ING Van Kampen Equity and Income Portfolio          $ 29,968           $  4,559
(formerly, ING UBS U.S. Allocation
Portfolio)

                                    EXHIBIT D

                        INVESTMENT SUB-ADVISORY AGREEMENT

                                     BETWEEN

                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                       AND

                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

                  AMENDMENT TO INVESTMENT SUBADVISORY AGREEMENT
                                     BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

      AMENDMENT made as of this 8th day of November, 2004 to the Investment Subadvisory Agreement dated as of March 29, 2002, as amended (the "AGREEMENT"), between ING Life Insurance and Annuity Company, an insurance corporation organized and existing under the laws of the State of Connecticut (the "ADVISER"), and American Century Investment Management, Inc., a Delaware corporation (the "SUBADVISER"). In consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1. The final WHEREAS clause is hereby deleted in its entirety and replaced the following:

      WHEREAS, pursuant to authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Subadviser to furnish investment advisory services to one or more of the series of the Company, and the Subadviser is willing to furnish such services to the Company and the Adviser.

2. Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

      1. APPOINTMENT. The Adviser hereby appoints the Subadviser to act as the investment sub-adviser and manager to the series of the Company set forth on APPENDIX A hereto (collectively, the "Portfolio") for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      In the event the Company designates one or more series (other than the Portfolio) with respect to which the Adviser wishes to retain the Subadviser to render investment advisory services hereunder, it shall notify the Subadviser in writing. If the Subadviser is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Portfolio hereunder, and be subject to this Agreement.

3.    The following paragraph is hereby inserted at the end of Section 2 (E):

      The Adviser understands and agrees that, should there be a failed trade for the Portfolio that has a material effect on such Portfolio, as determined by the Subadviser, the Subadviser in its discretion either will file a compensation claim with the broker responsible for the failed trade or otherwise make the Portfolio whole for any loss incurred.

4. Section 2 (I) of the Agreement is hereby deleted in its entirety and replaced with the following:

      I. The Subadviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Portfolios are invested unless the Adviser gives the Subadviser written instructions to the contrary. If provided with such notice, the Subadviser will vote proxies for the Portfolio according to the Subadviser's voting policies. The Subadviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Portfolios are invested to the Adviser or to any agent of the Adviser designated by the Adviser in writing.

The Subadviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Adviser and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Portfolios are invested. Upon request, the Subadviser will submit a written voting recommendation to the Adviser for such proxies. In making such recommendations, the Subadviser shall use its good faith judgment to act in the best interests of the Portfolios. The Subadviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Subadviser or of its affiliates.

5. APPENDIX A of the Agreement is hereby deleted and replaced with the AMENDED APPENDIX A attached hereto.

6. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

7. In all other respects, the Agreement is confirmed and remains in full force and effect.

8. This Amendment shall become effective as of the later of the date first written above, or the date that Subadviser begins managing the Portfolio, which shall be after any transition manager has completed its duties.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                ING LIFE INSURANCE AND ANNUITY COMPANY

                                By:    /s/ Laurie M. Tillinghast
                                       ---------------------------------------
                                       Laurie M. Tillinghast
                                Title: Vice President

                                AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

                                By:    /s/ William M. Lyons
                                       ---------------------------------------
                                       William M. Lyons
                                Title: President

                               AMENDED APPENDIX A
                                       TO
                        INVESTMENT SUBADVISORY AGREEMENT
                                     BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

                                   ANNUAL SUBADVISER FEE (AS A PERCENTAGE OF
PORTFOLIOS                         AVERAGE DAILY NET ASSETS)
----------                         -------------------------
ING American Century Select        0.40%(2) on the first $500 million of assets
Portfolio(1)                       0.35% on the next $500 million of assets
                                   0.30% on assets in excess of $1 billion

ING American Century Small Cap     0.80% on the first $50 million of assets
Value Portfolio                    0.75% on assets over $50 million

-------------
(1) This Portfolio and any other large cap U.S. equity portfolios managed by Adviser and sub-advised by Subadviser will be combined and assets aggregated to determine the Annual Subadviser Fee.

(2) The Annual Subadviser Fee on the first $500 million will be reduced to 0.35% if Adviser's cumulative U.S. large cap assets under management sub-advised by Subadviser exceed $650 million.

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

      AMENDMENT made as of this 30th day of June, 2003, to the Investment Sub-Advisory Agreement dated as of March 29, 2002 (the "Agreement"), between ING Life Insurance and Annuity Company, an insurance corporation organized and existing under the laws of the State of Connecticut (the "Adviser"), and American Century Investment Management, Inc., a corporation organized and existing under the laws of Delaware (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

      Replace the first sentence of Paragraph 5 of the Agreement with the following:

      NON-EXCLUSIVITY. The services of the Subadviser to the Portfolio[s] and the Company are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided however, that the Subadviser may not consult with any other sub-adviser of the Company concerning transactions in securities or other assets for any investment portfolio of the Company, including the Portfolio[s], except that such consultations are permitted between the current and successor sub-advisers of a portfolio in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Investment Company Act of 1940, as amended. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.

      This Amendment shall become effective as of the date first written above.

      Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

      Except as expressly amended and modified hereby, all provisions of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this instrument to be executed by their duly authorized signatories the date and year first above written.

                                   ING LIFE INSURANCE AND ANNUITY COMPANY
Attest:

/s/ Jane A. Boyle                  By:    /s/ Laurie M. Tillinghast
-----------------------------             -----------------------------------
Jane A Boyle                              Laurie M. Tillinghast
Assistant Secretary                Title: Vice President

                                   AMERICAN CENTURY INVESTMENT
Attest:                            MANAGEMENT, INC.

/s/ Nancy Cavallaro                By:    /s/ William M. Lyons
-----------------------------             -----------------------------------
Nancy Cavallaro                           William M. Lyons
                                   Title: President

                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

INVESTMENT SUBADVISORY AGREEMENT, made as of the 29th day of March, 2002, between Aetna Life Insurance and Annuity Company (to be renamed ING Life Insurance and Annuity Company) (the "Adviser"), an insurance corporation organized and existing under the laws of the State of Connecticut, and American Century Investment Management, Inc. ("Subadviser"), a corporation organized and existing under the laws of the State of Delaware.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the 8th day of August, 2001 ("Advisory Agreement") with Portfolio Partners, Inc. (to be renamed ING Partners Inc.) ("Company"), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS, the Company is and will continue to be a series fund having two or more investment portfolios, each with its own assets, investment objectives, policies and restrictions; and

WHEREAS, the Company shareholders are and will be (1) separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the "Policies") under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies,
(2) qualified pension and retirement plans outside the separate account context, and (3) the investment adviser of certain affiliated open-end management investment companies registered under the 1940 Act or any of the Adviser's affiliates; and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

WHEREAS, the Company's Board of Directors (the "Board") and the Adviser desire to retain the Subadviser as subadviser for the ING American Century Small Cap Value Portfolio (the "Portfolio"), to furnish certain investment advisory services to the Adviser and the Company and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. APPOINTMENT. Adviser hereby appoints the Subadviser as its investment Subadviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.    DUTIES OF THE SUBADVISER

      A. INVESTMENT SUBADVISORY SERVICES. Subject to the supervision of the Board and the Adviser, the Subadviser shall act as the investment Subadviser and shall supervise and direct the investments of the Portfolio in accordance with its investment objective, policies, and restrictions as provided in the Company's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as the Company may impose by notice in writing to the Subadviser. The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and individual securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Portfolio in a manner consistent with each Portfolio's investment objective, policies, and restrictions, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended ("Code"). To implement its duties, the Subadviser is hereby authorized to:

            (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets on behalf of each Portfolio; and

            (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Subadviser may select.

      B. SUBADVISER UNDERTAKINGS. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Company's Articles of Incorporation, By-Laws, and current Prospectus and with the reasonable written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:

            (i) regularly (but no less frequently than quarterly) report to the Board and the Adviser (in such form as the Adviser and Subadviser mutually agree) with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolio, as may reasonably be requested by the Board or the Adviser and agreed to by the Subadviser, including attendance at Board meetings, as reasonably requested, to present such information and reports to the Board;

            (ii) consult with the Company's pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the 1940 Act and for which market quotations are not readily available;

            (iii) provide any and all information, records and supporting documentation about accounts the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Portfolio which may be reasonably necessary, under applicable laws, to allow the Company or its agent to present historical performance information concerning the Subadviser's similarly managed accounts, for inclusion in the Company's Prospectus and any other reports and materials prepared by the Company or its agent, in accordance with regulatory requirements and as agreed by the Adviser and the Subadviser;

            (iv) establish appropriate personnel contacts with the Adviser and the Company's Administrator in order to provide the Adviser and Administrator with information as reasonably requested by the Adviser or Administrator; and

            (v) execute account documentation, agreements, contracts and other documents as the Adviser shall be requested by brokers, dealers, counterparties and other persons to execute in connection with its management of the assets of the Portfolio, provided that the Subadviser receives the express agreement and consent of the Adviser and/or the Board to execute such documentation, agreements, contracts and other documents. The Adviser's express agreement and consent shall be deemed granted to the extent the Subadviser is acting in accordance with the Company's registration statement as may be amended from time to time. In such respect, and only for this limited purpose, the Subadviser shall act as the Adviser and/or the Portfolio's agent and attorney-in-fact.

      C. The Subadviser, at its expense, will furnish: (i) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment required for it to faithfully and fully perform its duties and obligations under this Agreement.

      D. The Subadviser shall not be responsible for any of the following expenses of the Company or its Portfolio:

          (i) Expenses of all audits by the Company's independent public accountants;

          (ii) Expenses of the Company's transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

          (iii) Expenses of the Company's custodial services, including recordkeeping services provided by the custodian;

          (iv) Expenses of obtaining quotations for calculating the value of the Portfolio's net assets;

          (v)     Expenses of obtaining Portfolio activity reports;

          (vi)    Expenses of maintaining the Portfolio's tax records;

          (vii) Salaries and other compensation of any of the Company's executive officers and employees;

          (viii) Taxes, if any, levied against the Company or any of its series;

          (ix) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolio;

          (x) Costs, including the interest expenses, of borrowing money for the Portfolio;

          (xi) Costs and/or fees incident to meetings of the Company's shareholders, the preparation and mailings of prospectuses and reports of the Company to its shareholders (provided that such costs and/or fees are not incurred solely due to the corporate actions of the Subadviser), the filing of reports and regulatory bodies, the maintenance of the Company's existence, and the registration of shares with federal and state securities or insurance authorities;

          (xii) The Company's legal fees, including the legal fees related to the registration and continued qualification of the Company's shares for sale;

          (xiii) Costs of printing stock certificates, if any, representing Shares of the Fund;

          (xiv)   Directors' fees and expenses of directors of the Company;

          (xv) The Company's or the Portfolio's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

          (xvi)   The Company's association membership dues, if any;

          (xvii) Extraordinary expenses of the Company as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Company to indemnify its directors, officers, employees, shareholders, distributors, and agents with respect thereto;

          (xviii) The Company's organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions; and

          (xix) Meeting the Company's dividend and distribution requirements of Subchapter M of the Code.

      E. The Subadviser will select brokers and dealers to effect all Portfolio transactions subject to the conditions set forth herein. The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as described in the current Prospectus as amended from time to time. In placing orders for the purchase or sale of investments for the Portfolio, in the name of the Portfolio or their nominees, the Subadviser shall use its best efforts to obtain for the Portfolio the most favorable price and best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

      Subject to the appropriate policies and procedures approved by the Adviser and the Board, and provided to the Subadviser in writing, the Subadviser may, but shall be under no obligation to, to the extent authorized by
      Section 28(e)
      of the Securities Exchange Act of 1934, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Subadviser, an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Portfolio or its other advisory clients. To the extent authorized by said Section 28(e) and the Adviser and the Board, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the best execution available, the Subadviser may also consider sales of shares of the Portfolio as a factor in the selection of brokers and dealers.

      F. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, and subject to the Adviser approval of the Subadviser's trade aggregation and allocation procedures, may, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner set forth in the Subadviser's trade aggregation and allocation procedures.

      G. With respect to the provision of services by the Subadviser hereunder, the Subadviser will maintain all accounts, books and records with respect to each Portfolio as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules under both statutes.

      H. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Portfolio, and does not have access to all of the Company's books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform compliance testing with respect to the Portfolio based upon information in its possession and upon information and written instructions received from the Adviser or the Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions. The Adviser or Administrator shall promptly provide the Subadviser with copies of the Company's Articles of Incorporation, By-Laws, current Prospectus and any written policies or procedures adopted by the Board applicable to the Portfolio and any amendments or revisions thereto, and Subadviser shall not be required to comply with any such documents until its receipt thereof or formal notice of the changes requiring immediate compliance.

      I. Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of a Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested. The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

      J. Subadviser hereby authorizes Adviser to use Subadviser's name and any applicable trademarks in the Company's Prospectus, as well as in any advertisement or sales literature used by the Adviser or its agents to promote the Company and/or to provide information to shareholders of the Portfolio. Upon termination of this Agreement, the Company and the Adviser shall as soon as is reasonably possible cease to use such names and applicable trademarks.

      During the term of this Agreement, the Adviser shall furnish to the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, advertisements, sales literature, or other material prepared for distribution to shareholders of the Company or the public, which refer to the Subadviser or its clients in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Subadviser reasonably objects within five business days (or such other time as may be mutually agreed) after receipt thereof. The Adviser shall ensure that materials prepared by employees or agents of the Adviser or its affiliates that refer to the Subadviser or its clients in any way are consistent with the prospectus and those materials previously approved by the Subadviser.

3. COMPENSATION OF SUBADVISER. The Adviser will pay the Subadviser, with respect to each Portfolio, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Subadviser by wire on the second day of each month; however, this advisory fee will be calculated based on the daily average value of the aggregate assets of all Portfolio subject to the Subadviser's management and accrued on a daily basis. Compensation for any partial period shall be pro-rated based on the length of the period.

4. LIABILITY OF SUBADVISER. Neither the Subadviser nor any of its directors, officers, employees or agents shall be liable to the Adviser or the Company for any loss or expense suffered by the Adviser or the Company resulting from its acts or omissions as Subadviser to the Portfolio, except for losses or expenses to the Adviser or the Company resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser's duties under this Agreement. Neither the Subadviser nor any of its agents shall be liable to the Adviser or the Company for any loss or expense suffered as a consequence of any action or inaction of other service providers to the Company in failing to observe the instructions of the Adviser, provided such action or inaction of such other service providers to the Company is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Subadviser under this Agreement.

5. NON-EXCLUSIVITY. The services of the Subadviser to the Portfolio and the Company are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.

6. ADVISER OVERSIGHT AND COOPERATION WITH REGULATORS. The Adviser and Subadviser shall cooperate with each other in providing records, reports and other materials to regulatory and administrative bodies having proper jurisdiction over the Company, the Adviser and the Subadviser, in connection with the services provided pursuant to this Agreement; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which either the Subadviser or Adviser reasonably believes the regulatory or administrative body does not have the authority to request or which is privileged or confidential information of the Subadviser or Adviser.

7. RECORDS. The records relating to the services provided under this Agreement required to be established and maintained by an investment adviser under applicable law or those required by the Adviser or the Board of Directors for the Subadviser to prepare and provide shall be the property of the Company and shall be under its control; however, the Company shall permit the Subadviser to retain such records (either in original or in duplicate form) as it shall reasonably require. In the event of the termination of this Agreement, such records shall promptly be returned to the Company by the Subadviser free from any claim or retention of rights therein; provided however, that the Subadviser may retain copies thereof. Each party to this Agreement shall keep confidential any nonpublic information concerning the other party's (or any Subadviser's) duties hereunder and shall disclose such information only if the non-disclosing party has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

8. DURATION OF AGREEMENT. This Agreement shall become effective with respect to the Portfolio on the later of the date of its execution or the date of the commencement of operations of the Portfolio. This Agreement will continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board, provided that in such event such continuance shall also be approved by the vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) ("Independent Directors") of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

9. REPRESENTATIONS OF SUBADVISER. The Subadviser represents, warrants, and agrees as follows:

      A. The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
      (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

      B. The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Company with a copy of such code of ethics, together with evidence of its adoption.

      C. The Subadviser has provided the Adviser and the Company with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser.

10. REPRESENTATIONS OF ADVISER. The Adviser represents, warrants, and agrees that it: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and the Advisory Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement and the Advisory Agreement; (iv) has the authority to engage the Subadviser and to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

11. PROVISION OF CERTAIN INFORMATION BY SUBADVISER. The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

      A. the Subadviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

      B. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

      C. the portfolio manager of a Portfolio changes or there is otherwise a "change in control" (as that phrase is interpreted under the 1940 Act and the Advisers Act) or management of the Subadviser.

12. PROVISION OF CERTAIN INFORMATION BY THE ADVISER. The Adviser will promptly notify the Subadviser in writing of the occurrence of any of the following events:

      A. the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

      B. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

      C. a controlling stockholder of the Adviser changes or there is otherwise an actual change in control or management of the Adviser.

13. TERMINATION OF AGREEMENT. Notwithstanding the foregoing, this Agreement may be terminated at any time with respect to a Portfolio, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Portfolio on 60 days prior written notice to the Subadviser. This Agreement may also be terminated by the Adviser: (i) on at least 120 days prior written notice to the Subadviser, without the payment of any penalty; (ii) upon material breach by the Subadviser of any of the representations and warranties, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if the Subadviser becomes unable to discharge its duties and obligations under this Agreement. The Subadviser may terminate this Agreement at any time, without the payment of any penalty, on at least 90 days prior notice to the Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement between the Company and the Adviser.

14. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of such approval.

15.   MISCELLANEOUS.

      A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

      B. CAPTIONS. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

      C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties concerning management of the Portfolio and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

      D. INTERPRETATION. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Company.

      E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                               AETNA LIFE INSURANCE AND ANNUITY COMPANY
Attest:

/s/ Lena A. Rabbitt            By:    /s/ Laurie M. Tillinghast
------------------------              -------------------------------------
Lena A. Rabbitt                       Laurie M. Tillinghast
Assistant Secretary            Title: Vice President

                               AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

Attest:

/s/ Janet A. Nash              By:    /s/ William M. Lyons
------------------------              -------------------------------------
Janet A. Nash                         William M. Lyons
Assistant Secretary            Title: Executive Vice President

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                                   APPENDIX A

                                  FEE SCHEDULE

            0.80% on the first $50 million in assets.
            0.75% on all assets over $50 million.

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

                                    EXHIBIT E

                        INVESTMENT SUB-ADVISORY AGREEMENT

                                     BETWEEN

                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                       AND

                             OPPENHEIMERFUNDS, INC.

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

                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                             OPPENHEIMERFUNDS, INC.

      INVESTMENT SUB-ADVISORY AGREEMENT, made as of the 8th day of November, 2004, between ING Life Insurance and Annuity Company (the "Adviser"), an insurance corporation organized and existing under the laws of the State of Connecticut, and OppenheimerFunds, Inc. (the "Sub-Adviser"), a corporation organized and existing under the laws of the State of Colorado.

      WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of May, 2003 ("Advisory Agreement") with ING Partners, Inc. ("Company"), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

      WHEREAS, the Company is authorized to issue separate series, each of which will officer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations and intends to offer shares of additional series in the future; and

      WHEREAS, the Company shareholders are and will be (1) separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the "Policies") under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies,
(2) qualified pension and retirement plans outside the separate account context,
(3) the Company's investment advisers and their affiliates; and (4) the investment adviser of certain affiliated open-end management investment companies registered under the 1940 Act or any of the Adviser's affiliates; and

      WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

      WHEREAS, pursuant to the authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Company and the Sub-Adviser is willing to furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

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

1. APPOINTMENT. Adviser hereby appoints the Sub-Adviser as its investment Sub-Adviser to the series of the Company set forth on SCHEDULE A hereto (each a "Portfolio" collectively, the "Portfolios") for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

      In the event the Company designates one or more Portfolio other than the Portfolios with respect to which the Company and the Adviser wish to retain the Sub-Adviser to render investment sub-advisory services hereunder, they shall promptly notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall so notify the Company and Adviser in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

2.    DUTIES OF THE SUB-ADVISER.

      A. INVESTMENT SUB-ADVISORY SERVICES. Subject to the supervision of the Company's Board of Directors (the "Board") and the Adviser, the Sub-Adviser shall act as the investment Sub-Adviser and shall supervise and direct the investments of the Portfolio in accordance with its investment objectives, policies, and restrictions as provided in the Company's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as the Company may impose by notice in writing to the Sub-Adviser. The Sub-Adviser (1) shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and individual securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Portfolio in a manner consistent with each Portfolio's investment objective, policies, and restrictions, (2) manage each Portfolio so that it meets the income and asset diversification requirements of
Section 851 of the Internal Revenue Code of 1986, as amended (the "Code"), (3) manage each Portfolio so that no action or omission on the part of the Sub-Adviser shall cause a Portfolio to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, and (4) manage each Portfolio in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the "Code". To implement its duties, the Sub-Adviser is hereby authorized to:

            (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets on behalf of each Portfolio; and

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

            (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

      B. SUB-ADVISER UNDERTAKINGS. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Company's Articles of Incorporation, Bylaws, and current Prospectus and with the written instructions and directions of the Board and the Adviser. The Sub-Adviser hereby agrees to:

            (i) regularly (but no less frequently than quarterly) report to the Board and the Adviser (in such form as the Adviser and Sub-Adviser mutually agree) with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolio, as may reasonably be requested by the Board or the Adviser and agreed to by the Sub-Adviser, including attendance at Board meetings, as reasonably requested, to present such information and reports to the Board, provided however, that both parties note the Sub-Adviser does not maintain the official books and records of the Portfolio, and any information provided pursuant to this position by the Sub-Adviser will be based on information in its possession and/or model portfolios;

            (ii) provide reasonable assistance to the Company's pricing agent or the Adviser regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the 1940 Act and for which market quotations are not readily available, provided, however, that the parties acknowledge that the Sub-Adviser is not the fund accounting agent for the Portfolio and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by Sub-Adviser will be provided for information purposes only;

            (iii) provide any and all information, records and supporting documentation about accounts the Sub-Adviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Portfolio which may be reasonably necessary, under applicable laws, to allow the Company or its agent to present historical performance information concerning the Sub-Adviser's similarly managed accounts, for inclusion in the Company's Prospectus and any other reports and materials prepared by the Company or its agent, in accordance with regulatory requirements, noting, however, that the Sub-Adviser does not maintain composite performance information;

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

            (iv) establish appropriate personnel contacts with the Adviser and the Company's Administrator in order to provide the Adviser and Administrator with information as reasonably requested by the Adviser or Administrator; and

            (v) execute account documentation, agreements, contracts and other documents as the Adviser shall be requested by brokers, dealers, counterparties and other persons to execute in connection with its management of the assets of the Portfolio, provided that the Sub-Adviser receives the express agreement and consent of the Adviser and/or the Board to execute such documentation, agreements, contracts and other documents. The Adviser's express consent and agreement shall be deemed granted to the extent the Sub-Adviser is acting in accordance with the Company's registration statement as may be amended from time to time. In such respect, and only for this limited purpose, the Sub-Adviser shall act as the Adviser and/or the Portfolio's agent and attorney-in-fact.

            Notwithstanding the above, with respect to any investments, including futures contracts and options on futures contracts ("futures"), which are permitted to be made by the Sub-Adviser, the Adviser hereby authorizes and directs the Sub-Adviser to sign all required account documents required by a broker-dealer or a futures commission merchant, which will permit the Sub-Adviser to establish the trading account(s) in the name of the Portfolio at such firm and to carry out its trading strategies with respect to such investments. The Company and the Adviser each acknowledges and understands that it will be bound by any such trading accounts established by the Sub-Adviser for such trading purposes.

      C.    EXPENSES.

            (i)   The Sub-Adviser, at its expense, will furnish:

                  (1) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement;

                  (2) administrative facilities, including bookkeeping, clerical personnel and equipment required for it to faithfully and fully perform its duties and obligations under this Agreement; and

            (ii) The Sub-Adviser shall not be responsible for any of the following expenses of the Company or its Portfolio:

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

                  (1) Expenses of all audits by the Company's independent public accountants;

                  (2) Expenses of the Company's transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

                  (3) Expenses of the Company's custodial services, including recordkeeping services provided by the custodian;

                  (4) Expenses of obtaining quotations for calculating the value of the Portfolio's net assets;

                  (5)   Expenses of obtaining Portfolio activity reports;

                  (6)   Expenses of maintaining the Portfolio's tax records;

                  (7) Salaries and other compensation of any of the Company's executive officers and employees;

                  (8) Taxes, if any, levied against the Company or any of its series;

                  (9) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolio;

                  (10) Costs, including the interest expenses, of borrowing money for the Portfolio;

                  (11) Costs and/or fees incident to meetings of the Company's shareholders, the preparation and mailings of prospectuses and reports of the Company to its shareholders, provided that such costs and/or fees are not incurred due to the actions of the Sub-Adviser, the filing of reports with regulatory bodies, the maintenance of the Company's existence, and the registration of shares with federal and state securities or insurance authorities;

                  (12) The Company's legal fees, including the legal fees related to the registration and continued qualification of the Company's shares for sale;

                  (13) Costs of printing stock certificates, if any, representing Shares of the Company;

                  (14) Directors' fees and expenses of directors of the Company;

                  (15) The Company's or the Portfolio's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

                  (16)  The Company's association membership dues, if any;

                  (17) Extraordinary expenses of the Company as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Company to indemnify its directors, officers, employees, shareholders, distributors, and agents with respect thereto; and

                  (18) The Company's organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

      D. The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Sub-Adviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Board and the Adviser and described in the current Prospectus as amended from time to time. In placing orders for the purchase or sale of investments for the Portfolio, in the name of the Portfolio or their nominees, the Sub-Adviser shall use its best efforts to obtain for the Portfolio the most favorable price and best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

Subject to the appropriate policies and procedures approved by the Adviser and the Board, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Sub-Adviser, an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to the Portfolio or its other advisory clients. To the extent authorized by Section 28(e) and the Adviser and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

      E. The Sub-Adviser will not accept directed brokerage instructions from the Adviser. Notwithstanding this provision and consistent with best execution, the Sub-Adviser shall make reasonable efforts to use brokers that participate in any commission recapture or reduction program that benefits the Portfolios.

      F. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, and subject to the Adviser approval of the Sub-Adviser procedures, may, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

      G. With respect to the provision of services by the Sub-Adviser hereunder, the Sub-Adviser will maintain all accounts, books and records with respect to each Portfolio as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules under both statutes.

      H. The Sub-Adviser and the Adviser acknowledge that the Sub-Adviser is not the compliance agent for the Portfolio, and does not have access to all of the Company's books and records necessary to perform certain compliance testing. However, to the extent that the Sub-Adviser has agreed to perform the services specified in this Agreement, the Sub-Adviser shall perform compliance testing with respect to the Portfolio based upon information in its possession and upon information and written instructions received from the Adviser or the Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions. The Adviser or Administrator shall promptly provide the Sub-Adviser with copies of the Company's Articles of Incorporation, Bylaws, current Prospectus and any written policies or procedures adopted by the Board applicable to the Portfolio and any amendments or revisions thereto.

      I. The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Portfolios are invested unless the Adviser gives the Sub-Adviser written instructions to the contrary. If provided with such notice, the Sub-Adviser will vote proxies for the Portfolio according to the Sub-Adviser's voting policies. The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Portfolios are invested to the Adviser or to any agent of the Adviser designated by the Adviser in writing.

            The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Adviser and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Portfolios are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Adviser for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Portfolios. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

      J. The Sub-Adviser hereby authorizes Adviser to use Sub-Adviser's name and any applicable trademarks in the Company's Prospectus, as well as in any advertisement or sales literature used by the Adviser or its agents to promote the Company and/or to provide information to shareholders of the Portfolio.

            During the term of this Agreement, the Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Company or the public, which refer to the Sub-Adviser or its clients in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects within three business days (or such other time as may be mutually agreed) after receipt thereof. The Adviser shall ensure that materials prepared by employees or agents of the Adviser or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with the prospectus and those materials previously approved by the Sub-Adviser.

      K. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

      L. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio, whether on a relative or absolute basis.

      M. The Portfolios have adopted policies to identify and prevent investors in the Portfolio from market timing the purchase and sale of the Portfolio's shares or engaging in arbitrage activity to the material detriment of long-term investors in the Portfolios.

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

      N. All necessary country registrations that are material to the operation of the Portfolios will be in place by the Sub-Adviser's management start date so that the Sub-Adviser can invest each Portfolio's assets consistent with the comparable Oppenheimer fund's investments. If such registrations are not in place, the Adviser acknowledges the Sub-Adviser will allocate those portions of the Portfolio to cash.

3. COMPENSATION OF SUB-ADVISER. The Adviser will pay the Sub-Adviser, with respect to each Portfolio, the compensation specified on SCHEDULE A to this Agreement. Payments shall be made to the Sub-Adviser on the second day of each month; however, this advisory fee will be calculated based on the daily average value of the aggregate assets of all Portfolios subject to the Sub-Adviser's management (such aggregation as defined on SCHEDULE A hereto) and accrued on a daily basis. The fee will be prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Advisory Agreement, the Adviser is solely responsible for payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser.

4. LIABILITY OF SUB-ADVISER. Neither the Sub-Adviser nor any of its directors, officers, employees or agents shall be liable to the Adviser or the Company for any loss or expense suffered by the Adviser or the Company resulting from its acts or omissions as Sub-Adviser to the Portfolio, except for losses or expenses to the Adviser or the Company resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Sub-Adviser's duties under this Agreement. Neither the Sub-Adviser nor any of its agents shall be liable to the Adviser or the Company for any loss or expense suffered as a consequence of any action or inaction of other service providers to the Company in failing to observe the instructions of the Adviser, provided such action or inaction of such other service providers to the Company is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Sub-Adviser under this Agreement.

5. NON-EXCLUSIVITY. The services of the Sub-Adviser to the Portfolios and the Company are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Company concerning transactions in securities or other assets for any investment portfolio of the Company, including the Portfolios, except that such consultations are permitted between the current and successor sub-advisers of the Portfolios in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by
Section 17(a) of the 1940 Act.

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6.    ADVISER OVERSIGHT AND COOPERATION WITH REGULATORS. The Adviser and
Sub-Adviser shall cooperate with each other in providing records, reports and other materials to regulatory and administrative bodies having proper jurisdiction over the Company, the Adviser and the Sub-Adviser, in connection with the services provided pursuant to this Agreement; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which either the Sub-Adviser or Adviser reasonably believes the regulatory or administrative body does not have the authority to request or which is privileged or confidential information of the Sub-Adviser or Adviser.

7. RECORDS. The Sub-Adviser hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's or the Adviser's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

      In the event of the termination of this Agreement and the Company's or the Adviser's request, such records shall promptly be returned to the Company by the Sub-Adviser free from any claim or retention of rights therein; provided however, that the Sub-Adviser may, at its own expense, make and retain copies thereof.

      Each party to this Agreement shall keep confidential any nonpublic information concerning the other party's (or any Sub-Adviser's) duties hereunder and shall disclose such information only if the non-disclosing party has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

8. DURATION OF AGREEMENT. This Agreement shall become effective on the date first indicated above, subject to the condition that the Company's Board, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Sub-Adviser, shall have approved this Agreement. Unless terminated as provided in Section 12, below, this Agreement will remain in full force and effect until NOVEMBER 30, 2005 and continue on an annual basis thereafter with respect to each Portfolio covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Directors of each Portfolio, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Portfolio, and (b) the vote of a majority of those Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall not provide any services for such Portfolio or receive any fees on

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account of such Portfolio with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940
Act) of a Portfolio shall be effective to continue this Agreement with respect to such Portfolio notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio or
(ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Company, unless such approval shall be required by any other applicable law or otherwise.

9. REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants, and agrees as follows:

      A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

      B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Company with a copy of such code of ethics, together with evidence of its adoption.

      C. The Sub-Adviser has provided the Adviser and the Company with a complete copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser.

10. PROVISION OF CERTAIN INFORMATION BY SUB-ADVISER. The Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

      A. the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

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      B.    the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

      C. the portfolio manager of a Portfolio changes or there is otherwise a "change in control" (as that phrase is interpreted under the 1940 Act and the Advisers Act) or management of the Sub-Adviser, provided notice is sufficient if sent by e-mail to contact person listed in Section 14.

11. PROVISION OF CERTAIN INFORMATION BY THE ADVISER. The Adviser will promptly notify the Sub-Adviser in writing of the occurrence of any of the following events:

      A. the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

      B. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

      C. a controlling stockholder of the Adviser changes or there is otherwise an actual change in control or management of the Adviser.

12. TERMINATION OF AGREEMENT. This Agreement may be terminated with respect to any Portfolio covered by this Agreement: (a) by the Adviser at any time, upon sixty (60) days' written notice to the Sub-Adviser and the Company, (b) at any time without payment of any penalty by the Company, by the Company's Board or a majority of the outstanding voting securities of each Portfolio, upon sixty (60) days' written notice to the Adviser and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months' written notice unless the Company or the Adviser requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Company or Adviser not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Company, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Company, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Adviser or the Company as required by the terms of this Agreement.

      This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 4, 6, 7 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 12 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 3.

13. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

14. NOTICES. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

If to the Adviser:          ING Life Insurance and Annuity Company
                            Laurie M. Tillinghast
                            Vice President
                            151 Farmington Avenue, TS41
                            Hartford, CT 06156
                            Telephone: (860) 723-3400
                            Facsimile: (860) 723-3413

If to the Sub-Adviser:      OppenheimerFunds, Inc
                            Christina Nasta
                            Two World Financial Center
                            225 Liberty Street, 11th Floor
                            New York, NY 10281
                            Tel: (212) 323-0862
                            Fax: (212) 323-4030

                            With a copy to:
                            OFI Legal
                            Attn: Susan Mattisinko
                            At the same address

15. CONFIDENTIALITY. Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation.

16.   MISCELLANEOUS.

      A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

      B. CAPTIONS. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

      C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties concerning management of the Portfolio and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

      D. INTERPRETATION. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Company.

      E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                     ING LIFE INSURANCE AND ANNUITY COMPANY

            By:    /s/ James M. Hennessy
                   ----------------------------------
                   James M. Hennessy
            Title: Vice President

            OPPENHEIMERFUNDS, INC.

            By:    /s/ Christina Nasta
                   ----------------------------------
                   Christina Nasta
            Title: Vice President

                                   SCHEDULE A
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                             OPPENHEIMERFUNDS, INC.

                                      ANNUAL SUB-ADVISER FEE (AS A PERCENTAGE OF
PORTFOLIOS(1)                         AVERAGE DAILY NET ASSETS)
-------------                         -------------------------
ING  Oppenheimer Global               0.30% if total assets as defined below at any
Portfolio and                         month-end are less than or equal to $1 billion

ING Oppenheimer Strategic Income      0.23% if total assets as defined below at any
Portfolio                             month-end are in excess of $1 billion

----------------
(1) For purposes of calculating fees under this Agreement, the assets of the Portfolios shall be aggregated with the assets of the ING Oppenheimer Main Street Portfolio(R), a series of ING Investors Trust, which is not a party to this Agreement. The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to each Portfolio and its respective Adviser/Manager based on relative net assets.

                                    EXHIBIT F

                        INVESTMENT SUB-ADVISORY AGREEMENT

                                     BETWEEN

                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                       AND

                     SALOMON BROTHERS ASSET MANAGEMENT INC.

                                     FORM OF
                  AMENDMENT TO INVESTMENT SUBADVISORY AGREEMENT
                                     BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                     SALOMON BROTHERS ASSET MANAGEMENT INC.

      AMENDMENT made as of this 8th day of November, 2004 to the Investment Subadvisory Agreement dated as of November 19, 2001, as amended (the "AGREEMENT"), between ING Life Insurance and Annuity Company, an insurance corporation organized and existing under the laws of the State of Connecticut (the "ADVISER"), and Salomon Brothers Asset Management Inc., a Delaware corporation (the "SUBADVISER"). In consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1. Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

      1. APPOINTMENT. The Adviser hereby appoints the Subadviser to act as the investment adviser and manager with respect to each Portfolio of the Company set forth on SCHEDULE A hereto (collectively, the "Portfolios") for the periods and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      In the event the Company designates one or more series (other than the Portfolios) with respect to which the Adviser wishes to retain the Subadviser to render investment advisory services hereunder, it shall notify the Subadviser in writing. If the Subadviser is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Portfolio hereunder, and be subject to this Agreement.

2. SCHEDULE A of the Agreement is hereby deleted and replaced with the AMENDED SCHEDULE A attached hereto.

3. APPENDIX A of the Agreement is hereby deleted and replaced with the AMENDED APPENDIX A attached hereto.

4. In all other respects, the Agreement is confirmed and remains in full force and effect.

5.    This Amendment shall become effective as of the date first written above.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                ING LIFE INSURANCE AND ANNUITY COMPANY

                By:
                       ------------------------------
                       Laurie M. Tillinghast
                Title: Vice President

                Salomon Brothers Asset Management Inc.

                By:
                       ------------------------------
                Name:
                Title:

                               AMENDED SCHEDULE A
                                       TO
                        INVESTMENT SUBADVISORY AGREEMENT
                                     BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                     SALOMON BROTHERS ASSET MANAGEMENT INC.

PORTFOLIOS

ING Salomon Brothers Aggressive Growth Portfolio
ING Salomon Brothers Fundamental Value Portfolio
ING Salomon Brothers Investors Value Portfolio
ING Salomon Brothers Large Cap Growth Portfolio

                               AMENDED APPENDIX A
                                       TO
                        INVESTMENT SUBADVISORY AGREEMENT
                                     BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                     SALOMON BROTHERS ASSET MANAGEMENT INC.

                                     ANNUAL SUBADVISER FEE (AS A PERCENTAGE OF
PORTFOLIOS                           AVERAGE DAILY NET ASSETS)
----------                           -------------------------
ING Salomon Brothers                 0.43% on first $150 million in combined
Fundamental Value Portfolio          assets of these Portfolios;
and                                  0.40% on next $350 million;
ING Salomon Brothers Investors       0.35% above $500 million
Value Portfolio

ING Salomon Brothers                 0.35% on combined assets of these
Aggressive Growth Portfolio          Portfolios below $500 million;
and                                  0.30% on combined assets of these
ING Salomon Brothers Large           Portfolios from $500 million to $2
Cap Growth Portfolio                 billion; 0.25% on combined assets in
                                     excess of $2 billion

                                    AMENDMENT
                                       TO
                        INVESTMENT SUBADVISORY AGREEMENT
                                     BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                     SALOMON BROTHERS ASSET MANAGEMENT, INC.

      AMENDMENT made as of this 1st day of May, 2004, to the Investment Subadvisory Agreement dated as of November 19, 2001, and amended December 16, 2002 and July 3, 2003 (the "Agreement"), between ING Life Insurance and Annuity Company, an insurance corporation organized and existing under the laws of the State of Connecticut (the "Adviser"), and Salomon Brothers Asset Management, Inc., a corporation organized and existing under the laws of Delaware (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

      1.    NAME CHANGE

      All references in the Agreement to the ING Salomon Brothers Capital Portfolio are replaced by ING Salomon Brothers Fundamental Value Portfolio.

      2.    APPENDIX A

      By replacing Appendix A to the Agreement with the following:

                                   APPENDIX A

                                 FEE SCHEDULE 1

For the purposes of applying this Fee Schedule 1, the average daily net assets of the ING Salomon Brothers All Cap Portfolio and ING Salomon Brothers Investors Portfolio which are also subadvised by Salomon Brothers Asset Management, Inc. will be combined with the average daily net assets of the following Portfolios:

                           ING Salomon Brothers Fundamental Value Portfolio ING Salomon Brothers Investors Value Portfolio

                           0.43% on the first $150 million
                           0.40% on the next $350 million
                           0.35% on all assets in excess of $500 million

                                 FEE SCHEDULE 2

                          ING Salomon Brothers Aggressive Growth Portfolio

                           0.35% on the 1st $500 million in assets
                           0.30% from $500 million to $2 billion in assets 0.25% for all assets in excess of $2 billion

      This Amendment shall become effective as of the date first written above.

      Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

      Except as expressly amended and modified hereby, all provisions of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this instrument to be executed by their duly authorized signatories the date and year first above written.

      ING LIFE INSURANCE AND ANNUITY COMPANY

      By:    /s/ Laurie M. Tillinghast
             ---------------------------------------
             Laurie M. Tillinghast
      Title: Vice President

      SALOMON BROTHERS ASSET MANAGEMENT, INC.

      By:    /s/ Peter Cieszko
             ---------------------------------------
             Peter Cieszko
      Title: Managing Director

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                      SALOMON BROTHERS ASSET MANAGEMENT INC

      AMENDMENT made as of this 2nd day of July, 2003, to the Investment Sub-Advisory Agreement dated as of November 19, 2001 and amended December 16, 2002 (the "Agreement"), between ING Life Insurance and Annuity Company, an insurance corporation organized and existing under the laws of the State of Connecticut (the "Adviser"), and Salomon Brothers Asset Management Inc, a corporation organized and existing under the laws of Delaware the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

      Replace the first sentence of Paragraph 5 of the Agreement with the following:

            NON-EXCLUSIVITY. The services of the Subadviser to the Portfolio(s) and the Company are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided however, that the Subadviser may not consult with any other sub-adviser of the Company concerning transactions in securities or other assets for any investment portfolio of the Company, including the Portfolio[s], except that such consultations are permitted between the current and successor sub-advisers of a portfolio in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Investment Company Act of 1940, as amended.

      This Amendment shall become effective as of the date first written above.

      Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

      Except as expressly amended and modified hereby, all provisions of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this instrument to be executed by their duly authorized signatories the date and year first above written.

                               ING LIFE INSURANCE AND ANNUITY COMPANY
Attest:

/s/ Jane A. Boyle              By:    /s/ Laurie M. Tillinghast
-----------------------               ---------------------------------
Jane A Boyle                          Laurie M. Tillinghast
Assistant Secretary            Title: Vice President

                               SALOMON BROTHERS ASSET MANAGEMENT INC
Attest:

/s/ Robert Vegliante           By:    /s/ Robert Shepter
-----------------------               ---------------------------------
      Robert Vegliante                Robert Shepter
Title: Asst. Secretary         Title: M.D.

                  AMENDMENT TO INVESTMENT SUBADVISORY AGREEMENT
                                     BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                     SALOMON BROTHERS ASSET MANAGEMENT, INC.

      AMENDMENT made as of this 16th day of December, 2002 to the Subadvisory Agreement dated as of November 19, 2001 (the "AGREEMENT"), between ING Life Insurance and Annuity Company, an insurance corporation organized and existing under the laws of the State of Connecticut (the "ADVISER"), and Salomon Brothers Asset Management Inc., a Maryland corporation (the "SUBADVISER"). In consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1.    NAME CHANGES

All references in the Agreement to the following entities are replaced as indicated below to reflect the new legal names of each entity:

Aetna Life Insurance and Annuity Company replaced by ING Life Insurance and Annuity Company
Portfolio Partners, Inc. replaced by ING Partners, Inc.
PPI Salomon Brothers Mid-Cap Portfolio replaced by ING Salomon Brothers Capital Portfolio
PPI Salomon Brothers Investors Portfolio replaced by ING Salomon Brothers Investors Value Portfolio

2.    INITIAL AND ADDITIONAL PORTFOLIOS

Insert the following clause after the second WHEREAS clause in the Agreement:

WHEREAS, the Company offers the separate series listed on Schedule A attached hereto ("Initial Portfolios") and the Company may, from time to time, offer shares representing interests in one or more additional series ("Additional Portfolios"); and

3.    SCHEDULE A

To add a Schedule A as attached hereto and amend the WHEREAS clause beginning "WHEREAS, the Company's Board of Directors . . . "as follows:

WHEREAS, the Company's Board of Directors (the "Board") and the Adviser desire to retain the Subadviser as subadviser for the separate series listed on Schedule A attached hereto (each a "Portfolio", collectively referred to hereinafter as the

"Portfolios"), to furnish certain investment advisory services to the Adviser and the Company and the Subadviser is willing to furnish such services;

4.    DURATION OF AGREEMENT

      Paragraph 8 of the Agreement is hereby replaced with the following:

      DURATION OF AGREEMENT. This Agreement shall become effective with respect to each Initial Portfolio on the later of the date of its execution or the date of the commencement of operations of the Initial Portfolio and with respect to any Additional Portfolio, on the later of the date Schedule A is amended to reflect such Additional Portfolio in accordance with Paragraph 14 of the Agreement or the date of the commencement of operations of the Additional Portfolio. Unless terminated in accordance with Paragraph 12 below, the Agreement shall remain in full force and effect for two years from its effective date with respect to each Initial Portfolio and, with respect to each Additional Portfolio, for two years from the date on which such Portfolio becomes a Portfolio hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Portfolio so long as such continuance with respect to such Portfolio is specifically approved at least annually by the Board, provided that in such event such continuance shall also be approved by the vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) ("Independent Directors") of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

5.    TERMINATION OF AGREEMENT

      Replace the first sentence of Paragraph 12 of the Agreement as follows:

      TERMINATION OF AGREEMENT. Notwithstanding the foregoing, this Agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Portfolio on 60 days prior written notice to the Subadviser.

6.    AMENDMENT OF AGREEMENT

      Replace Paragraph 13, Amendment of Agreement, with the following:

      AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective with respect to a Portfolio until approved by vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of such approval, and if required under the 1940 Act a majority of the outstanding voting securities of that Portfolio.

7.    APPROVAL, AMENDMENT OR TERMINATION

      Add a new paragraph 14 as follows and renumber the existing Paragraph 14 as Paragraph 15:

      14. APPROVAL, AMENDMENT OR TERMINATION. Any approval, amendment or termination of this Agreement with respect to a Portfolio will not require the approval of any other Portfolio or the approval of a majority of the outstanding voting securities of the Company, unless such approval is required by applicable law.

8.    CHANGE IN APPENDIX A

Appendix A to the Agreement is hereby amended to add the compensation for the Additional Portfolios, as specified in Appendix A to this Amendment.

9.    SUBADVISORY AGREEMENT

In all other respects, the Agreement is confirmed and remains in full force and effect.

10.   EFECTIVE DATE

This Amendment shall become effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                    ING LIFE INSURANCE AND
                                    ANNUITY COMPANY

                                    By:    /s/ Brian Haendiges
                                           -------------------------------------
                                           Brian Haendiges,
                                    Title: Vice President

                                    SALOMON BROTHERS ASSET
                                    MANAGEMENT, INC.

                                    By:    /s/ Peter Cieszko
                                           -------------------------------------
                                           Peter Cieszko,
                                    Title: Managing Director

                                   SCHEDULE A

                               INITIAL PORTFOLIOS

                     ING Salomon Brothers Capital Portfolio
                 ING Salomon Brothers Investors Value Portfolio

                              ADDITIONAL PORTFOLIOS

                ING Salomon Brothers Aggressive Growth Portfolio

                                   APPENDIX A

                                  FEE SCHEDULE

For purposes of applying this schedule, all assets managed in a similar style across all ING affiliates will be taken into account.

                       ING SALOMON BROTHERS CAPITAL PORTFOLIO

                        0.50% on the 1st $100 million in assets
                        0.45% on the next $100 million in assets
                        0.40% on the next $200 million in assets
                        0.35% for all assets in excess of $400 million

                       ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO

                        0.43% on the 1st $100 million in assets
                        0.40% on the next $100 million in assets
                        0.35% on the next $300 million in assets
                        0.32% on the next $250 million in assets
                        0.30% on the next $250 million in assets
                        0.25% for all assets in excess of $1 billion

                       ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO

                        0.35% on the 1st $500 million in assets
                        0.30% from $500 million to $2 billion in assets
                        0.25% for all assets in excess of $2 billion in assets

                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                     SALOMON BROTHERS ASSET MANAGEMENT, INC.

INVESTMENT SUBADVISORY AGREEMENT, made as of the 19th day of November, 2001, between Aetna Life Insurance and Annuity Company (the "Adviser"), an insurance corporation organized and existing under the laws of the State of Connecticut, and Salomon Brothers Asset Management, Inc. ("Subadviser"), a corporation organized and existing under the laws of the State of New York.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the 14th day of December, 2000 ("Advisory Agreement") with Portfolio Partners, Inc. ("Company"), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS, the Company is and will continue to be a series fund having two or more investment Portfolios, each with its own assets, investment objectives, policies and restrictions; and

WHEREAS, the Company shareholders are and will be (1) separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the "Policies") under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies,
(2) qualified pension and retirement plans outside the separate account context, and (3) the investment adviser of certain affiliated open-end management investment companies registered under the 1940 Act or any of the Adviser's affiliates; and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

WHEREAS, the Company's Board of Directors (the "Board") and the Adviser desire to retain the Subadviser as subadviser for the PPI Salomon Brothers Mid-Cap Portfolio and the PPI Salomon Brothers Investors Portfolio (each a "Portfolio", collectively referred to hereinafter as the "Portfolios"), to furnish certain investment advisory services to the Adviser and the Company and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. APPOINTMENT. Adviser hereby appoints the Subadviser as its investment Subadviser with respect to each Portfolio for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.    DUTIES OF THE SUBADVISER

      A. INVESTMENT SUBADVISORY SERVICES. Subject to the supervision of the Board and the Adviser, the Subadviser shall act as the investment Subadviser and shall supervise and direct the investments of the Portfolios in accordance with its investment objective, policies, and restrictions as provided in the Company's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as the Company may impose by notice in writing to the Subadviser. The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and individual securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Portfolio in a manner consistent with each Portfolio's investment objective, policies, and restrictions, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended ("Code"). To implement its duties, the Subadviser is hereby authorized to:

            (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets on behalf of each Portfolio; and

            (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Subadviser may select.

      B. SUBADVISER UNDERTAKINGS. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Company's Articles of Incorporation, By-Laws, and current Prospectus and with the written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:

            (i) regularly (but no less frequently than quarterly) report to the Board and the Adviser (in such form as the Adviser and Subadviser mutually agree) with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolios and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolios, as may reasonably be requested by the Board or the Adviser and agreed to by the Subadviser, including attendance at Board meetings, as reasonably requested, to present such information and reports to the Board;

            (ii) consult with the Company's pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the 1940 Act and for which market quotations are not readily available;

            (iii) provide any and all information, records and supporting documentation about accounts the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Portfolios which may be reasonably necessary, under applicable laws, to allow the Company or its agent to present historical performance information concerning the Subadviser's similarly managed accounts, for inclusion in the Company's Prospectus and any other reports and materials prepared by the Company or its agent, in accordance with regulatory requirements;

            (iv) establish appropriate personal contacts with the Adviser and the Company's Administrator in order to provide the Adviser and Administrator with information as reasonably requested by the Adviser or Administrator; and

            (v) execute account documentation, agreements, contracts and other documents as the Adviser shall be requested by brokers, dealers, counterparties and other persons to execute in connection with its management of the assets of the Portfolios, provided that the Subadviser receives the express agreement and consent of the Adviser and/or the Board to execute such documentation, agreements, contracts and other documents. In such respect, and only for this limited purpose, the Subadviser shall act as the Adviser and/or the Portfolios' agent and attorney-in-fact.

      C. The Subadviser, at its expense, will furnish: (i) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment required for it to faithfully and fully perform its duties and obligations under this Agreement.

      D. The Subadviser will select brokers and dealers to effect all Portfolio transactions subject to the conditions set forth herein. The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Board and the Adviser and described in the current Prospectus as amended from time to time. In placing orders for the purchase or sale of investments for the Portfolios, in the name of each Portfolio or their nominees, the Subadviser shall use its best efforts to obtain for each Portfolio the most favorable price and best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

      Subject to the appropriate policies and procedures approved by the Adviser and the Board, the Subadviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, cause the Portfolios to pay a broker or dealer that provides brokerage or research services to the Subadviser, an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Portfolios or its other advisory clients. To the extent authorized by said Section 28(e) and the Adviser and the Board, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the best execution available, the Subadviser may also consider sales of shares of the Portfolios as a factor in the selection of brokers and dealers.

      E. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, and subject to the Adviser approval of the Subadviser procedures, may, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to each Portfolio and to its other clients.

      F. With respect to the provision of services by the Subadviser hereunder, the Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules under both statutes.

      G. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Portfolios, and does not have access to all of the Company's books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform compliance testing with respect to the Portfolios based upon information in its possession and upon information and written instructions received from the Adviser or the Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions. The Adviser or Administrator shall promptly provide the Subadviser with copies of the Company's Articles of Incorporation, By-Laws, current Prospectus and any written policies or procedures adopted by the Board applicable to the Portfolios and any amendments or revisions thereto.

      H. Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of each Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolios may be invested. The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

      I. For as long as this Agreement is in effect, Subadviser hereby authorizes Adviser to use Subadviser's name and any applicable trademarks in the Company's Prospectus, as well as in any advertisement or sales literature used by the Adviser or its agents to promote the Company and/or to provide information to shareholders of the Portfolios. Upon termination of this Agreement, the Company shall as soon as it is reasonably possible cease the use of the Subadviser's name and any applicable trademarks

      During the term of this Agreement, the Adviser shall furnish to the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Company or the public, which refer to the Subadviser in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Subadviser reasonably objects within three business days (or such other time as may be mutually agreed) after receipt thereof. The Adviser shall ensure that materials prepared by employees or agents of the Adviser or its affiliates that refer to the Subadviser in any way are consistent with the prospectus and those materials previously approved by the Subadviser.

3. COMPENSATION OF SUBADVISER. The Adviser will pay the Subadviser, with respect to each Portfolio, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Subadviser on the second day of each month; however, this advisory fee will be calculated based on the daily average value of the aggregate assets of all Portfolios subject to the Subadviser's management and accrued on a daily basis. Compensation for any partial period shall be pro-rated based on the length of the period.

4. LIABILITY OF SUBADVISER. Neither the Subadviser nor any of its directors, officers, employees or agents shall be liable to the Adviser or the Company for any loss or expense suffered by the Adviser or the Company resulting from its acts or omissions as Subadviser to the Portfolios, except for losses or expenses to the Adviser or the Company resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser's duties under this Agreement. Neither the Subadviser nor any of its agents shall be liable to the Adviser or the Company for any loss or expense suffered as a consequence of any action or inaction of other service providers to the Company in failing to observe the instructions of the Adviser, provided such action or inaction of such other service providers to the Company is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Subadviser under this Agreement.

5. NON-EXCLUSIVITY. The services of the Subadviser to the Portfolios and the Company are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.

6. ADVISER OVERSIGHT AND COOPERATION WITH REGULATORS. The Adviser and Subadviser shall cooperate with each other in providing records, reports and other materials to regulatory and administrative bodies having proper jurisdiction over the Company, the Adviser and the Subadviser, in connection with the services provided pursuant to this Agreement; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which either the Subadviser or Adviser reasonably believes the regulatory or administrative body does not have the authority to request or which is privileged or confidential information of the Subadviser or Adviser.

7. RECORDS. The records relating to the services provided under this Agreement required to be established and maintained by an investment adviser under applicable law or those required by the Adviser or the Board of Directors for the Subadviser to prepare and provide shall be the property of the Company and shall be under its control; however, the Company shall permit the Subadviser to retain such records (either in original or in duplicate form) as it shall reasonably require. In the event of the termination of this Agreement, such records shall promptly be returned to the Company by the Subadviser free from any claim or retention of rights therein; provided however, that the Subadviser may retain copies thereof. Each party to this Agreement shall keep confidential any nonpublic information concerning the other party's (or any Subadviser's) duties hereunder and shall disclose such information only if the non-disclosing party has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

8. DURATION OF AGREEMENT. This Agreement shall become effective with respect to the Portfolios on the later of the date of its execution or the date of the commencement of operations of the Portfolios. This Agreement will continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board, provided that in such event such continuance shall also be approved by the vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) ("Independent Directors") of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

9. REPRESENTATIONS OF SUBADVISER. The Subadviser represents, warrants, and agrees as follows:

      A. The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
      (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

      B. The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Company with copy of such code of ethics, together with evidence of its adoption.

      C. The Subadviser has provided the Adviser and the Company with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser.

10. PROVISION OF CERTAIN INFORMATION BY SUBADVISER. The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

      A. The Subadviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

      B. The Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

      C. The portfolio manager of the Portfolios changes or there is otherwise a "change in control" (as that phrase is interpreted under the 1940 Act and the Advisers Act) or management of the Subadviser.

11. PROVISION OF CERTAIN INFORMATION BY THE ADVISER. The Adviser will promptly notify the Subadviser in writing of the occurrence of any of the following events:

      A. The Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

      B. The Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

      C. A controlling stockholder of the Adviser changes or there is otherwise an actual change in control or management of the Adviser.

12. TERMINATION OF AGREEMENT. Notwithstanding the foregoing, this Agreement may be terminated at any time with respect to the Portfolios, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Portfolio on 60 days prior written notice to the Subadviser. This Agreement may also be terminated by the Adviser: (i) on at least 120 days prior written notice to the Subadviser, without the payment of any penalty; (ii) upon material breach by the Subadviser of any of the representations and warranties, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if the Subadviser becomes unable to discharge its duties and obligations under this Agreement. The Subadviser may terminate this Agreement at any time, without the payment of any penalty, on at least 90 days prior notice to the Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement between the Company and the Adviser.

13. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of such approval.

14.   MISCELLANEOUS.

      A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

      B. CAPTIONS. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

      C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties concerning management of each Portfolio and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

      D. INTERPRETATION. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Company.

      E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                    AETNA LIFE INSURANCE AND ANNUITY COMPANY

Attest:                             By:    /s/  Laurie M. Tillinghast
                                           ------------------------------------
                                           Laurie M. Tillinghast
                                    Title: Vice President

/s/  Lena A. Rabbitt
-------------------------------
Lena A. Rabbitt
Assistant Secretary

                                    SALOMON BROTHERS ASSET MANAGEMENT, INC.

Attest:                             By:    /s/ Peter Cieszko
                                           ------------------------------------
                                           Peter Cieszko
                                    Title: Manager Director

/s/  Michael J. Woods
-------------------------------
Michael J. Woods

                                   APPENDIX A

                                  FEE SCHEDULE

For purposes of applying this schedule, all assets managed in a similar style across all ING affiliates will be taken into account.

                          PPI Salomon Brothers Mid-Cap Portfolio

                           0.50% on the 1st $100 million in assets
                           0.45% on the next $100 million in assets
                           0.40% on the next $200 million in assets
                           0.35% for all assets in excess of $400 million

                          PPI Salomon Brothers Investors Portfolio

                           0.43% on the 1st $100 million in assets
                           0.40% on the next $100 million in assets
                           0.35% on the next $300 million in assets
                           0.32% on the next $250 million in assets
                           0.30% on the next $250 million in assets
                           0.25% for all assets in excess of $1 billion

                                    EXHIBIT G

                        INVESTMENT SUB-ADVISORY AGREEMENT

                                     BETWEEN

                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                       AND

                          T. ROWE PRICE ASSOCIATES, INC

                  AMENDMENT TO INVESTMENT SUBADVISORY AGREEMENT
                                     BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                         T. ROWE PRICE ASSOCIATES, INC.

      AMENDMENT made as of this 8th day of November, 2004 to the Investment Subadvisory Agreement dated as of December 14, 2000, as amended (the "AGREEMENT"), between ING Life Insurance and Annuity Company (formerly, Aetna Life Insurance and Annuity Company), an insurance corporation organized and existing under the laws of the State of Connecticut (the "ADVISER"), and T. Rowe Price Associates, Inc., a Maryland corporation (the "SUBADVISER"). In consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1. The final WHEREAS clause is hereby deleted in its entirety and replaced the following:

      WHEREAS, pursuant to authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Subadviser to furnish investment advisory services to one or more of the series of the Company, and the Subadviser is willing to furnish such services to the Company and the Adviser.

2. Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

      1. APPOINTMENT. The Adviser hereby appoints the Subadviser to act as the investment sub-adviser to the series of the Company set forth on APPENDIX A hereto (each, a "Portfolio") for the periods and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      In the event the Company designates one or more series (other than the Portfolio) with respect to which the Adviser wishes to retain the Subadviser to render investment advisory services hereunder, it shall notify the Subadviser in writing. If the Subadviser is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Portfolio hereunder, and be subject to this Agreement.

3. APPENDIX A of the Agreement is hereby deleted and replaced with the AMENDED APPENDIX A attached hereto.

4. In all other respects, the Agreement is confirmed and remains in full force and effect.

5.    This Amendment shall become effective as of the date first written above.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                    ING LIFE INSURANCE AND ANNUITY COMPANY
                                    By:    /s/ Laurie M. Tillinghast
                                           -----------------------------------
                                           Laurie M. Tillinghast
                                    Title: Vice President

                                    T. ROWE PRICE ASSOCIATES, INC.
                                           -----------------------------------
                                    By:    /s/ Darrell N. Braman
                                    Name:  Darrell N. Braman
                                    Title: Vice President

                               AMENDED APPENDIX A
                                       TO
                        INVESTMENT SUBADVISORY AGREEMENT
                                     BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                         T. ROWE PRICE ASSOCIATES, INC.

                                          ANNUAL SUBADVISER FEE (AS A PERCENTAGE OF
PORTFOLIOS                                AVERAGE DAILY NET ASSETS)
----------                                -------------------------
ING T. Rowe Price Diversified Mid Cap     0.50% on the first $250 million of
Growth Portfolio                          assets
                                          0.45% on the next $500 million of assets
                                          0.40% on assets over $750 million

ING T. Rowe Price Growth Equity           0.40% on the first $250 million of
Portfolio                                 assets
                                          0.375% on the next $250 million
                                          0.35% on assets over $500 million

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                         T. ROWE PRICE ASSOCIATES, INC.

      AMENDMENT made as of this 2nd day of June, 2003, to the Investment Sub-Advisory Agreement dated as of December 14, 2000 (the "Agreement"), between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), an insurance corporation organized and existing under the laws of the State of Connecticut (the "Adviser"), and T. Rowe Price Associates, Inc., a corporation organized and existing under the laws of Maryland (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

      Replace the first sentence of Paragraph 5 of the Agreement with the following:

            NON-EXCLUSIVITY. The services of the Subadviser to the Portfolio(s) and the Company are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided however, that the Subadviser may not consult with any other sub-adviser of the Company concerning transactions in securities or other assets for any investment portfolio of the Company, including the Portfolio[s], except that such consultations are permitted between the current and successor sub-advisers of a portfolio in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Investment Company Act of 1940, as amended.

      This Amendment shall become effective as of the date first written above.

      Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

      Except as expressly amended and modified hereby, all provisions of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this instrument to be executed by their duly authorized signatories the date and year first above written.

                                    ING LIFE INSURANCE AND ANNUITY COMPANY

Attest:

/s/ Jane A. Boyle                  By:     /s/ Laurie M. Tillinghast
---------------------------                ------------------------------------
Jane A Boyle                               Laurie M. Tillinghast
Assistant Secretary                 Title: Vice President

                                    T. ROWE PRICE ASSOCIATES, INC.

Attest:

/s/ Cheryl L. Emory                 By:    /s/  Darrell N. Braman
---------------------------                ------------------------------------
Cheryl L. Emory                            Darrell N. Braman
Assistant Vice President            Title: Vice President

                  AMENDMENT TO INVESTMENT SUBADVISORY AGREEMENT
                                     BETWEEN
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                         T. ROWE PRICE ASSOCIATES, INC.

      AMENDMENT made as of this 31st day of December, 2001 to the Subadvisory Agreement dated December 14, 2000 (the "Agreement"), between Aetna Life Insurance and Annuity Company, an insurance corporation organized and existing under the laws of the State of Connecticut (the "Adviser"), and T. Rowe Price Associates, Inc., a Maryland corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.    CHANGE IN APPENDIX A

      Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended to change the compensation as specified in Appendix A to this Amendment.

2.    SUBADVISORY AGREEMENT

      In all other respects, the Agreement is confirmed and remains in full force and effect.

2.    EFECTIVE DATE

      This Amendment shall become effective on January 1, 2002.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

Attest:                                AETNA LIFE INSURANCE AND
                                       ANNUITY COMPANY

/s/ Lena A. Rabbitt                    By:    /s/ Laurie M. Tillinghast
-----------------------------                 ---------------------------------
    Lena A. Rabbitt                           Laurie M. Tillinghast
Title:  Assistant Secretary            Title: Vice President

Attest:                                T. ROWE PRICE ASSOCIATES, INC.

/s/ Cheryl L Emory                     By:    /s/  Darrell N. Braman
-----------------------------                 ----------------------------------
    Cheryl Emory                              Darrell N. Braman
Title: Assistant Vice President        Title: Vice President

                                   APPENDIX A

                                  FEE SCHEDULE

T. Rowe Price Growth Equity         0.40% on the first $500 million of average
                                    daily net assets
                                    0.35% on assets over $500 million

                        INVESTMENT SUBADVISORY AGREEMENT
                                     BETWEEN
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                         T. ROWE PRICE ASSOCIATES, INC.

INVESTMENT SUBADVISORY AGREEMENT, made as of the 14th day of December 2000 between Aetna Life Insurance and Annuity Company (the "Adviser"), an insurance corporation organized and existing under the laws of the State of Connecticut, and T. Rowe Price Associates, Inc. ("Subadviser"), a corporation organized and existing under the laws of the State of Maryland.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the December 14, 2000 ("Advisory Agreement") with Portfolio Partners, Inc. ("Company"), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS, the Company is and will continue to be a series fund having two or more investment portfolios, each with its own assets, investment objectives, policies and restrictions; and

WHEREAS, the Company shareholders are and will be separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the "Policies") under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies; and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

WHEREAS, the Board of Directors and the Adviser desire to retain the Subadviser as subadviser for the T. Rowe Price Growth Equity Portfolio (the "Portfolio"), a portfolio of the Company, to furnish certain investment advisory services to the Adviser and the Company and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. APPOINTMENT. Adviser hereby appoints the Subadviser as its investment Subadviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.    DUTIES OF THE SUBADVISER

      A. INVESTMENT SUBADVISORY SERVICES. Subject to the supervision of the Company's Board of Directors ("Board") and the Adviser, the Subadviser shall act as the investment Subadviser and shall supervise and direct the investments of the Portfolio in accordance with the portfolio's investment objective, policies, and restrictions as provided in the Company's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as the Company may impose by notice in writing to the Subadviser. The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and individual securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended ("Code"). To implement its duties, the Subadviser is hereby authorized to:

            (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets on behalf of the Portfolio; and

            (ii) directly or through the trading desks of T. Rowe Price Associates, Inc. place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Subadviser may select.

      B. SUBADVISER UNDERTAKINGS. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Company's Articles of Incorporation, By-Laws, and current Prospectus and with the written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:

            (i) regularly (but no less frequently than quarterly) report to the Board and the Adviser with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolio, as may reasonably be requested by the

            Board or the Adviser and agreed to by the Subadviser, including attendance at Board meetings, as reasonably requested, to present such information and reports to the Board;

            (ii) consult with the Company's pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the 1940 Act and for which market quotations are not readily available;

            (iii) establish appropriate personal contacts with the Adviser and the Company's Administrator in order to provide the Adviser and Administrator with information as reasonably requested by the Adviser or Administrator; and

            (iv) execute account documentation, agreements, contracts and other documents as the Adviser shall be requested by brokers, dealers, counterparties and other persons to execute in connection with its management of the assets of the Portfolio, provided that the Subadviser receives the express agreement and consent of the Adviser and/or the Board to execute such documentation, agreements, contracts and other documents. In such respect, and only for this limited purpose, the Subadviser shall act as the Adviser and/or the Portfolio's agent and attorney-in-fact.

      C. The Subadviser, at its expense, will furnish: (i) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment required for it to faithfully and fully perform its duties and obligations under this Agreement.

      D. The Subadviser will select brokers and dealers to effect all Portfolio transactions subject to the conditions set forth herein. The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Board and the Adviser and described in the current Prospectus as amended from time to time. In placing orders for the purchase or sale of investments for the Portfolio, in the name of the Portfolio or its nominees, the Subadviser shall use its best efforts to obtain for the Portfolio the best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

      Subject to the appropriate policies and procedures approved by the Adviser and the Board, the Subadviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Subadviser, an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Portfolio or its other advisory clients. To the extent authorized by said Section 28(e) and the Adviser and the Board, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the best execution available, the Subadviser may also consider sales of shares of the Portfolio as a factor in the selection of brokers and dealers.

      E. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, and subject to the Adviser's initial approval of the Subadviser's procedures, may, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

      F. With respect to the provision of services by the Subadviser hereunder, the Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules under both statutes.

      G. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Portfolio, and does not have access to all of the Company's books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in Section 2A, the Subadviser shall perform compliance testing with respect to the Portfolio based upon information in its possession and upon information and written instructions received from the Adviser or the Administrator. The Adviser or Administrator shall promptly provide the Subadviser with copies of the Company's current Prospectus, Articles of Incorporation and By-Laws and any written policies or procedures adopted by the Board applicable to the Portfolio and any amendments or revisions thereto.

      H. Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested. The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

      I. Subadviser hereby authorizes Adviser to use Subadviser's name and any applicable trademarks in the Company's Prospectus, as well as in any advertisement or sales literature used by the Adviser or its agents to promote the Company and/or to provide information to shareholders of the Portfolio in accordance with the terms of the License Agreement entered into between the parties hereto dated October 28, 1997.

      Subadviser will provide reasonable marketing support to Adviser in connection with the promotion of the Portfolio.

3. COMPENSATION OF SUBADVISER. The Adviser will pay the Subadviser, with respect to the Portfolio, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Subadviser on the second day of each month; however, this advisory fee will be calculated based on the daily average value of the Portfolio's assets and accrued on a daily basis. Compensation for any partial period shall be pro-rated based on the length of the period.

4. LIABILITY OF SUBADVISER. Neither the Subadviser nor any of its directors, officers, employees or agents shall be liable to the Adviser, the Company, or the Company's shareholders for any loss or expense suffered by the Adviser, the Company, or the Company's shareholders resulting from its acts or omissions as Subadviser to the Portfolio, except for losses or expenses to the Adviser, the Company, or the Company's shareholders resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser's duties under this Agreement. Neither the Subadviser nor any of its agents shall be liable to the Adviser, the Company, or the Company's shareholders for any loss or expense suffered as a consequence of any action or inaction of other service providers to the Company in failing to observe the instructions of the Adviser, provided such action or inaction of such other service providers to the Company is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Subadviser under this Agreement.

5.    NON-EXCLUSIVITY. The services of the Subadviser to the Portfolio and the

Company are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.

6. ADVISER OVERSIGHT AND COOPERATION WITH REGULATORS. The Subadviser shall cooperate in providing records, reports and other materials relating to the Company that are in its possession, at the request of the Adviser, and in response to inquiries by regulatory and administrative bodies having proper jurisdiction over the Company, in connection with the services provided pursuant to this Agreement; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which the Subadviser reasonably believes the regulatory or administrative body does not have the authority to request or which is privileged or confidential information of the Subadviser.

7. RECORDS. The records relating to the services provided under this Agreement required to be established and maintained by an investment adviser under applicable law or those required by the Adviser or the Board of Directors for the Subadviser to prepare and provide shall be the property of the Company and shall be under its control; however, the Company shall permit the Subadviser to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Company by the Subadviser free from any claim or retention of rights therein. The Subadviser shall keep confidential any information concerning the Adviser or any Subadviser's duties hereunder and shall disclose such information only if the Company has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

8. DURATION OF AGREEMENT. This Agreement shall become effective with respect to the Portfolio on the later of the date of its execution or the date of the commencement of operations of the Portfolio. This Agreement will continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board, provided that in such event such continuance shall also be approved by the vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval.

9. REPRESENTATIONS OF SUBADVISER. The Subadviser represents, warrants, and agrees as follows:

      A. The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
      (iii) has met, and will use its best efforts to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

      B. The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Company with a copy of such code of ethics, together with evidence of its adoption.

      C. The Subadviser has provided the Adviser and the Company with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser.

10. PROVISION OF CERTAIN INFORMATION BY SUBADVISER. The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

      A. the Subadviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

      B. the Subadviser or the Company is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

      C. a controlling stockholder of the Subadviser or the portfolio manager of the Portfolio changes or there is otherwise an actual change in control or management of the Subadviser.

11. PROVISION OF CERTAIN INFORMATION BY THE ADVISER. The Adviser will promptly notify the Subadviser in writing of the occurrence of any of the following events:

      A. the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

      B. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

      C. a controlling stockholder of the Adviser changes or there is otherwise an actual change in control or management of the Adviser.

12. TERMINATION OF AGREEMENT. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days' prior written notice to the Subadviser. This Agreement may also be terminated by the Adviser: (i) on at least 120 days' prior written notice to the Subadviser, without the payment of any penalty; (ii) upon material breach by the Subadviser of any of the representations and warranties, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if the Subadviser becomes unable to discharge its duties and obligations under this Agreement. The Subadviser may terminate this Agreement at any time, without the payment of any penalty, on at least 90 days' prior notice to the Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement between the Company and the Adviser.

13. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of such approval.

14.   MISCELLANEOUS.

      A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

      B. CAPTIONS. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

      C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties concerning management of the Portfolio and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

      D. INTERPRETATION. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Company.

      E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                    AETNA LIFE INSURANCE AND ANNUITY COMPANY

Attest:                             By:    /s/  Laurie M. Tillinghast
                                           ------------------------------------
                                           Laurie M. Tillinghast

       /s/ Lena A. Rabbitt          Title: Vice President
       --------------------------
       Lena A. Rabbitt
Title: Asst. Corporate Secretary

                                    T. ROWE PRICE ASSOCIATES, INC.

Attest:                             By:    /s/ Nancy M. Morris
                                           ------------------------------------
                                           Nancy M. Morris

/s/ Cheryl L. Emory                 Title: Managing Director
---------------------------------
        Cheryl L. Emory
Title: Assistant Vice President

                                   APPENDIX A

                                  FEE SCHEDULE

T. Rowe Price Growth Equity         .40% on the first $500 million of average
                                    daily net assets
                                    .375% on assets over $500 million

                                    EXHIBIT H

                        INVESTMENT SUB-ADVISORY AGREEMENT

                                     BETWEEN

                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                       AND

                    MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                               (D/B/A VAN KAMPEN)

                        AMENDMENT TO INVESTMENT AGREEMENT
                                     BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                    MORGAN STANLEY INVESTMENT MANAGEMENT INC.

      AMENDMENT made as of this 8th day of November, 2004 to the Investment Subadvisory Agreement dated as of March 11, 2002, as amended (the "Agreement"), between ING Life Insurance and Annuity Company, an insurance corporation organized and existing under the laws of the State of Connecticut (the "Adviser"), and Morgan Stanley Investment Management Inc., a Delaware corporation d/b/a Van Kampen (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1. The final WHEREAS clause is hereby deleted in its entirety and replaced the following:

      WHEREAS, pursuant to authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Subadviser to furnish investment advisory services to one or more of the series of the Company, and the Subadviser is willing to furnish such services to the Company and the Adviser.

2. Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

      1. APPOINTMENT. The Adviser hereby appoints the Subadviser to act as the investment adviser and manager to the series of the Company set forth on APPENDIX A hereto (collectively, the "Portfolio") for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      In the event the Company designates one or more series (other than the Portfolio) with respect to which the Adviser wishes to retain the Subadviser to render investment advisory services hereunder, it shall notify the Subadviser in writing. If the Subadviser is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Portfolio hereunder, and be subject to this Agreement.

3. APPENDIX A of the Agreement is hereby deleted and replaced with the AMENDED APPENDIX A attached hereto.

4. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

5. In all other respects, the Agreement is confirmed and remains in full force and effect.

6.    This Amendment shall become effective as of the date first written above.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

            ING LIFE INSURANCE AND ANNUITY COMPANY

            By:    /s/ Laurie M. Tillinghast
                   --------------------------------------
                   Laurie M. Tillinghast
            Title: Vice President

            Morgan Stanley Investment Management Inc.

            By:    /s/ Ronald E. Robison
                   --------------------------------------
                   Ronald E. Robison
            Title: Managing Director

                               AMENDED APPENDIX A
                                       TO
                        INVESTMENT SUBADVISORY AGREEMENT
                                     BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                    MORGAN STANLEY INVESTMENT MANAGEMENT INC.

                                          ANNUAL SUBADVISER FEE (AS A PERCENTAGE OF
PORTFOLIOS                                AVERAGE DAILY NET ASSETS)
                                          -------------------------
ING Van Kampen Equity and Income          0.300% on the first $250 million of assets
Portfolio                                 0.250% on the next $300 million of assets
                                          0.200% on assets over $550 million

ING Van Kampen Comstock Portfolio         0.425% on the first $100 million of assets
                                          0.400% on the next $150 million of assets
                                          0.375% on the next $250 million of assets
                                          0.350% on assets over $500 million

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                   MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

      AMENDMENT made as of this 23 day of June, 2003, to the Investment Sub-Advisory Agreement dated as of March 11, 2002 (the "Agreement"), between ING Life Insurance and Annuity Company, an insurance corporation organized and existing under the laws of the State of Connecticut (the "Adviser"), and Morgan Stanley Investment Management, Inc., d/b/a VanKampen, a corporation organized and existing under the laws of Delaware (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

      Replace the first sentence of Paragraph 5 of the Agreement with the following:

            NON-EXCLUSIVITY. The services of the Subadviser to the Portfolio[s] and the Company are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided however, that the Subadviser may not consult with any other sub-adviser of the Company concerning transactions in securities or other assets for any investment portfolio of the Company, including the Portfolio[s], except that such consultations are permitted between the current and successor sub-advisers of a portfolio in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Investment Company Act of 1940, as amended.

      This Amendment shall become effective as of the date first written above.

      Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

      Except as expressly amended and modified hereby, all provisions of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this instrument to be executed by their duly authorized signatories the date and year first above written.

                                ING LIFE INSURANCE AND ANNUITY COMPANY
Attest:

/s/ Jane A. Boyle               By:    /s/ Laurie M. Tillinghast
---------------------------            --------------------------------------
Jane A Boyle                           Laurie M. Tillinghast
Assistant Secretary             Title: Vice President

                                MORGAN STANLEY INVESTMENT
Attest:                         MANAGEMENT, INC.

/s/ Marc C. Cozzolino           By:    /s/ John Pak
--------------------------             --------------------------------------
Marc C. Cozzolino                      John Pak
Assistant Secretary             Title: Executive Director

                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
           MORGAN STANLEY INVESTMENT MANAGEMENT INC. D/B/A VAN KAMPEN

INVESTMENT SUBADVISORY AGREEMENT, made as of the 11th day of March, 2002, between Aetna Life Insurance and Annuity Company (to be renamed ING Life Insurance and Annuity Company) (the "Adviser"), an insurance corporation organized and existing under the laws of the State of Connecticut, and Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Subadviser"), a corporation organized and existing under the laws of the State of Delaware.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the 4th day of December, 2001 ("Advisory Agreement") with Portfolio Partners, Inc. (to be renamed ING Partners, Inc.) ("Company"), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS, the Company is and will continue to be a series fund having two or more investment portfolios, each with its own assets, investment objectives, policies and restrictions; and

WHEREAS, the Company shareholders are and will be (1) separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the "Policies") under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies,
(2) qualified pension and retirement plans outside the separate account context, and (3) the investment adviser of certain affiliated open-end management investment companies registered under the 1940 Act or any of the Adviser's affiliates; and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

WHEREAS, the Company's Board of Directors (the "Board") and the Adviser desire to retain the Subadviser as subadviser for the ING Van Kampen Comstock Portfolio (the "Portfolio"), to furnish certain investment advisory services to the Adviser and the Company and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. APPOINTMENT. Adviser hereby appoints the Subadviser as its investment Subadviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.    DUTIES OF THE SUBADVISER

      A. INVESTMENT SUBADVISORY SERVICES. Subject to the supervision of the Board and the Adviser, the Subadviser shall act as the investment Subadviser and shall supervise and direct the investments of the Portfolio in accordance with its investment objective, policies, and restrictions as provided in the Company's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as the Company may impose by notice in writing to the Subadviser. The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and individual securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Portfolio in a manner consistent with each Portfolio's investment objective, policies, and restrictions, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended ("Code"). To implement its duties, the Subadviser is hereby authorized to:

            (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets on behalf of each Portfolio; and

            (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Subadviser may select.

      B. SUBADVISER UNDERTAKINGS. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Company's Articles of Incorporation, By-Laws, and current Prospectus and with the written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:

            (i) regularly (but no less frequently than quarterly) report to the Board and the Adviser (in such form as the Adviser and Subadviser mutually agree) with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolio, as may reasonably be requested by the Board or the Adviser and agreed to by the Subadviser, including attendance at Board meetings, as reasonably requested, to present such information and reports to the Board;

            (ii) consult with the Company's pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the 1940 Act and for which market quotations are not readily available;

            (iii) provide, subject to any obligations or undertakings to maintain the confidentiality of certain clients names, any and all information, records and supporting documentation about accounts the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Portfolio which may be reasonably necessary, under applicable laws, to allow the Company or its agent to present historical performance information concerning the Subadviser's similarly managed accounts, for inclusion in the Company's Prospectus and any other reports and materials prepared by the Company or its agent, in accordance with regulatory requirements;

            (iv) establish appropriate personnel contacts with the Adviser and the Company's Administrator in order to provide the Adviser and Administrator with information as reasonably requested by the Adviser or Administrator; and

            (v) execute account documentation, agreements, contracts and other documents as the Adviser shall be requested by brokers, dealers, counterparties and other persons to execute in connection with its management of the assets of the Portfolio as required under applicable laws rules and regulatory authorities, provided that the Subadviser receives the express agreement and consent of the Adviser and/or the Board to execute such documentation, agreements, contracts and other documents. In such respect, and only for this limited purpose, the Subadviser shall act as the Adviser and/or the Portfolio's agent and attorney-in-fact.

      C. The Subadviser, at its expense, will furnish: (i) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment required for it to faithfully and fully perform its duties and obligations under this Agreement.

      D. The Subadviser shall not be responsible for any of the following expenses of the Company or the its Portfolio:

            (i) Expenses of all audits by the Company's independent public accountants;

            (ii) Expenses of the Company's transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

            (iii) Expenses of the Company's custodial services, including recordkeeping services provided by the custodian;

            (iv) Expenses of obtaining quotations for calculating the value of the Portfolio's net assets;

            (v)   Expenses of obtaining Portfolio activity reports;

            (vi)  Expenses of maintaining the Portfolio's tax records;

            (vii) Salaries and other compensation of any of the Company's executive officers and employees;

            (viii) Taxes, if any, levied against the Company or any of its series;

            (ix) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolio;

            (x) Costs, including the interest expenses, of borrowing money for the Portfolio;

            (xi) Costs and/or fees incident to meetings of the Company's shareholders, the preparation and mailings of prospectuses and reports of the Company to its shareholders, provided that such costs are not incurred due to the actions of the Subadviser, the filing of reports and regulatory bodies, the maintenance of the Company's existence, and the registration of shares with federal and state securities or insurance authorities;

          (xii) The Company's legal fees, including the legal fees related to the registration and continued qualification of the Company's shares for sale;

          (xiii) Costs of printing stock certificates, if any, representing Shares of the Company;

          (xiv)   Directors' fees and expenses of directors of the Company;

          (xv) The Company's or the Portfolio's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

          (xvi)   The Company's association membership dues, if any;

          (xvii) Extraordinary expenses of the Company as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Company to indemnify its directors, officers, employees, shareholders, distributors, and agents with respect thereto; and

          (xviii) The Company's organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

      E. The Subadviser will select brokers and dealers to effect all Portfolio transactions subject to the conditions set forth herein. The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Board and the Adviser and described in the current Prospectus as amended from time to time. In placing orders for the purchase or sale of investments for the Portfolio, in the name of the Portfolio or their nominees, the Subadviser shall use its best efforts to obtain for the Portfolio the best execution available including the most favorable price under the circumstances considering all remaining circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

      Subject to the appropriate policies and procedures approved by the Adviser and the Board, the Subadviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Subadviser, an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Portfolio or its other advisory clients. To the extent authorized by said Section 28(e) and the Adviser and the Board, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the best execution available, the Subadviser may also consider sales of shares of the Portfolio as a factor in the selection of brokers and dealers.

      F. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, and subject to the Adviser's approval of the Subadviser's trade aggregation and allocation procedures, may, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

      G. With respect to the provision of services by the Subadviser hereunder, the Subadviser will maintain all accounts, books and records with respect to each Portfolio as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules under both statutes.

      H. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Portfolio, and does not have access to all of the Company's books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform compliance testing with respect to the Portfolio based upon information in its possession and upon information and written instructions received from the Adviser or the Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions. The Adviser or Administrator shall promptly provide the Subadviser with copies of the Company's Articles of Incorporation, By-Laws, current Prospectus and any written policies or procedures adopted by the Board applicable to the Portfolio and any amendments or revisions thereto.

      I. Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of a Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested. The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

      J. Subadviser hereby authorizes Adviser to use the Subadviser's fictitious name, "Van Kampen," in the Company's Prospectus, as well as in any advertisement or sales literature used by the Adviser or its agents to promote the Company and/or to provide information to shareholders of the Portfolio. The Adviser agrees not to use the name "Morgan Stanley" in any prospectus, statement of additional information, advertisement or sales literature unless permitted and approved by the Subadviser, unless in the opinion of Counsel, or in response to SEC comments, such use is necessary to make the disclosures contained in such prospectus, statement of additional information, advertisement or sales literature not misleading. In such circumstances, the Adviser will give Subadviser prompt notice of the required disclosure. It is understood that the names "Morgan Stanley" and "Van Kampen" and any derivative thereof or logos associated with those names are the valuable property of the Subadviser and its affiliates and that the Company and/or the Portfolio shall have the right to use such names (or derivatives or logos), subject to the constraints set forth in this Section 2.J, in offering materials of the Company with the prior approval of the Subadviser for so long as the Subadviser is a subadviser to the Company and/or Portfolio. Upon termination of this Agreement, the Company and the Adviser shall as soon as is reasonably possible cease to use such names (or derivative or logos).

      During the term of this Agreement, the Adviser shall furnish to the Subadviser at its principal office or such other location identified by the Subadviser to the Adviser all prospectuses, statements of additional information, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Company or the public, which refer to the Subadviser or its clients in any way (including under the name "Van Kampen"), prior to the use thereof, and the Adviser shall not use any such materials unless approved by the Subadviser, such approval shall not be unreasonably withheld. The Subadviser shall use reasonable efforts to review any such materials within three business days (or such other time as may be mutually agreed) after receipt thereof. The Adviser shall ensure that materials prepared by employees or agents of the Adviser or its affiliates that refer to the Subadviser or its clients in any way are consistent with the prospectus and those materials previously approved by the Subadviser.

3. COMPENSATION OF SUBADVISER. The Adviser will pay the Subadviser, with respect to each Portfolio, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Subadviser on the second day of each month; however, this advisory fee will be calculated based on the daily average value of the aggregate assets of all Portfolio subject to the Subadviser's management and accrued on a daily basis. Compensation for any partial period shall be pro-rated based on the length of the period.

4. LIABILITY OF SUBADVISER. Neither the Subadviser nor any of its directors, officers, employees or agents shall be liable to the Adviser or the Company for any loss or expense suffered by the Adviser or the Company resulting from its acts or omissions as Subadviser to the Portfolio, except for losses or expenses to the Adviser or the Company resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser's duties under this Agreement. Neither the Subadviser nor any of its agents shall be liable to the Adviser or the Company for any loss or expense suffered as a consequence of any action or inaction of other service providers to the Company in failing to observe the instructions of the Adviser, provided such action or inaction of such other service providers to the Company is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Subadviser under this Agreement.

5. NON-EXCLUSIVITY. The services of the Subadviser to the Portfolio and the Company are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.

6. ADVISER OVERSIGHT AND COOPERATION WITH REGULATORS. The Adviser and Subadviser shall cooperate with each other in providing records, reports and other materials to regulatory and administrative bodies having proper jurisdiction over the Company, the Adviser and the Subadviser, in connection with the services provided pursuant to this Agreement; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which either the Subadviser or Adviser reasonably believes the regulatory or administrative body does not have the authority to request or which is privileged or confidential information of the Subadviser or Adviser or either of their clients.

7. RECORDS. The records relating to the services provided under this Agreement required to be established and maintained by an investment adviser under applicable law or those required by the Adviser or the Board of Directors for the Subadviser to prepare and provide shall be the property of the Company and shall be under its control; however, the Company shall permit the Subadviser to retain such records (either in original or in duplicate form) as it shall reasonably require. In the event of the termination of this Agreement, such records shall promptly be returned to the Company by the Subadviser free from any claim or retention of rights therein; provided however, that the Subadviser may retain copies thereof. Each party to this Agreement shall keep confidential any nonpublic information concerning the other party's (or any Subadviser's) duties hereunder and shall disclose such information only if the non-disclosing party has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal, state or other regulatory authorities.

8. DURATION OF AGREEMENT. This Agreement shall become effective with respect to the Portfolio on the later of the date of its execution or the date of the commencement of operations of the Portfolio. This Agreement will continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board or by a majority of the Portfolio's outstanding voting security holders, provided that in either such event such continuance shall also be approved by the vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) ("Independent Directors") of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

9. REPRESENTATIONS OF SUBADVISER. The Subadviser represents, warrants, and agrees as follows:

      A. The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
      (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

      B. The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Company with a copy of such code of ethics, together with evidence of its adoption.

      C. The Subadviser has provided the Adviser and the Company with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser.

10. PROVISION OF CERTAIN INFORMATION BY SUBADVISER. The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

      A. the Subadviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

      B. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

      C. the portfolio manager of a Portfolio changes or there is otherwise a "change in control" (as that phrase is interpreted under the 1940 Act and the Advisers Act) or management of the Subadviser.

11. PROVISION OF CERTAIN INFORMATION BY THE ADVISER. The Adviser will promptly notify the Subadviser in writing of the occurrence of any of the following events:

      A. the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

      B. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

      C. a controlling stockholder of the Adviser changes or there is otherwise an actual change in control or management of the Adviser.

12. TERMINATION OF AGREEMENT. Notwithstanding the foregoing, this Agreement may be terminated at any time with respect to a Portfolio, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Portfolio on 60 days prior written notice to the Subadviser. This Agreement may also be terminated by the Adviser: (i) on at least 120 days prior written notice to the Subadviser, without the payment of any penalty; (ii) upon material breach by the Subadviser of any of the representations and warranties, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if the Subadviser becomes unable to discharge its duties and obligations under this Agreement. The Subadviser may terminate this Agreement at any time, without the payment of any penalty, on at least 90 days prior notice to the Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement between the Company and the Adviser.

13. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of such approval.

14.   MISCELLANEOUS.

      A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

      B. CAPTIONS. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

      C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties concerning management of the Portfolio and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

      D. INTERPRETATION. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Company.

      E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
Attest:

/s/ Lena A. Rabbitt              By:    /s/ Laurie M. Tillinghast
-------------------------               -----------------------------------
Lena A. Rabbitt                         Laurie M. Tillinghast
Assistant Secretary              Title: Vice President

                                 MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                                 D/B/A VAN KAMPEN
Attest:

/s/ Joseph C. Benedetti          By:    /s/  Arthur Lev
-------------------------               -----------------------------------
Joseph C. Benedetti                     Arthur Lev
Assistant Secretary              Title: Managing Director

                                   APPENDIX A

                                  FEE SCHEDULE

            0.425% on the first $100 million in assets
            0.40% on the next $150 million in assets
            0.375% on the next $250 million in assets
            0.350% on all assets in excess of $500 million